UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

JPMorgan Trust II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JPMorgan Trust II

270 Park Avenue

New York, NY 10017

April 17, 2014

Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the separate investment series of JPMorgan Trust II (the “Trust”). The Board of Trustees of the Trust (the “Board”) has called a special meeting of shareholders of the Trust scheduled for Tuesday, June 10, 2014 at 270 Park Avenue, New York, New York 10017, at 11:00 a.m. Eastern Time (“Meeting”).

It is important that you vote all proxies you receive.

The attached Proxy Statement relates to the following proposals that will be considered and acted upon at the Meeting:

(1)	To elect the current thirteen (13) Trustees for the Trust;

(2)	To change the investment objective of the JPMorgan Large Cap Growth Fund;

(3)	To change the investment objective of the JPMorgan Mid Cap Growth Fund;

(4)	To change the investment objective of the JPMorgan Equity Income Fund;

(5)	To change the investment objective of the JPMorgan Market Expansion Enhanced Index Fund;

(6)	To change the investment objective of the JPMorgan International Equity Index Fund; and

(7)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” Proposals 1-6.

Proposal 1 will be voted on by all shareholders of the Trust while the other proposals will be voted on only by shareholders of the affected Funds.

Detailed information about each of the proposals is contained in the enclosed materials, starting on page 1 of the Proxy Statement. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Meeting on Tuesday, June 10, 2014. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail for Proposals 1-6, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

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We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each card and enclosing it in the postage-paid envelope provided for each Proxy Card. In addition, certain other J.P. Morgan Funds not listed herein will also hold a special meeting at the place and on the same date as the Trust. If you were also a shareholder of record on the record date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to vote by telephone or via the Internet with respect to each J.P. Morgan Fund in which you are a shareholder of record or sign, date and return each proxy card you receive.

If you have any questions after considering the enclosed materials, please call 1 (866) 456-7052. We will get you the answers that you need promptly.

Sincerely,

Robert L. Young

President

JPMorgan Trust II

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JPMorgan Trust II

Arizona Municipal Bond Fund

Core Bond Fund

Core Plus Bond Fund

Equity Income Fund

Equity Index Fund

Government Bond Fund

High Yield Fund

International Equity Index Fund

Intrepid Mid Cap Fund

Investor Balanced Fund

Investor Conservative Growth Fund

Investor Growth Fund

Investor Growth & Income Fund

Large Cap Growth Fund

Large Cap Value Fund

Liquid Assets Money Market Fund

Limited Duration Bond Fund

Market Expansion Enhanced Index Fund

Michigan Municipal Bond Fund

Michigan Municipal Money Market Fund

Mid Cap Growth Fund

Mortgage-Backed Securities Fund

Multi-Cap Market Neutral Fund

Municipal Income Fund

Municipal Money Market Fund

Ohio Municipal Bond Fund

Ohio Municipal Money Market Fund

Short Duration Bond Fund

Short-Intermediate Municipal Bond Fund

Small Cap Growth Fund

Small Cap Value Fund

Tax Free Bond Fund

Treasury & Agency Fund

U.S. Government Money Market Fund

U.S. Treasury Plus Money Market Fund

270 Park Avenue

New York, NY 10017

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 10, 2014

To the Shareholders:

NOTICE IS HEREBY GIVEN that JPMorgan Trust II (the “Trust”), on behalf of each of its series named above (each a “Fund” and, collectively, the “Funds”), will hold a special meeting of shareholders at 270 Park Avenue, New York, New York 10017, on Tuesday, June 10, 2014 at 11:00 a.m. Eastern Time (the “Meeting”). Please contact Computershare at 1 866-456-7052 if you have any questions relating to attending the Meeting in person. The Meeting will be held for the following purposes:

(1)	To elect the current thirteen (13) Trustees for the Trust;

(2)	To change the investment objective of the JPMorgan Large Cap Growth Fund;

(3)	To change the investment objective of the JPMorgan Mid Cap Growth Fund;

(4)	To change the investment objective of the JPMorgan Equity Income Fund;

(5)	To change the investment objective of the JPMorgan Market Expansion Enhanced Index Fund;

(6)	To change the investment objective of the JPMorgan International Equity Index Fund; and

(7)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund listed above at the close of business on March 21, 2014 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail for Proposals 1-6, you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Important Notice regarding the availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 10, 2014.

This Proxy Statement is available at www.proxy-direct.com/jpm-25469

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PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Robert L. Young

President

April 17, 2014

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JPMorgan Trust II

Arizona Municipal Bond Fund

Core Bond Fund

Core Plus Bond Fund

Equity Income Fund

Equity Index Fund

Government Bond Fund

High Yield Fund

International Equity Index Fund

Intrepid Mid Cap Fund

Investor Balanced Fund

Investor Conservative Growth Fund

Investor Growth Fund

Investor Growth & Income Fund

Large Cap Growth Fund

Large Cap Value Fund

Liquid Assets Money Market Fund

Limited Duration Bond Fund

Market Expansion Enhanced Index Fund

Michigan Municipal Bond Fund

Michigan Municipal Money Market Fund

Mid Cap Growth Fund

Mortgage-Backed Securities Fund

Multi-Cap Market Neutral Fund

Municipal Income Fund

Municipal Money Market Fund

Ohio Municipal Bond Fund

Ohio Municipal Money Market Fund

Short Duration Bond Fund

Short-Intermediate Municipal Bond Fund

Small Cap Growth Fund

Small Cap Value Fund

Tax Free Bond Fund

Treasury & Agency Fund

U.S. Government Money Market Fund

U.S. Treasury Plus Money Market Fund

270 Park Avenue

New York, NY 10017

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PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 10, 2014

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (“BOARD”) OF JPMORGAN TRUST II (the “Trust”), on behalf of each of its series named above (each a “Fund” and, collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held on Tuesday, June 10, 2014, at 270 Park Avenue, New York, New York 10017, at 11:00 a.m. Eastern time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The meeting and any adjournment(s) or postponement(s) of the meeting is referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of Special Meeting of Shareholders and Proxy Card, is first being mailed to shareholders of the Funds on or about April 17, 2014.

The following proposals will be considered and acted upon at the Meeting:

Each proposal will be implemented if approved by shareholders and is not contingent on the approval of any other proposal.

You are entitled to vote at the Meeting, including any adjournment(s) or postponement(s) thereof, if you owned shares of any Fund at the close of business on March 21, 2014 (“Record Date”).

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of each of the applicable proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Trust shall constitute a quorum at the Meeting for purposes of Proposal 1. The presence in person or by proxy of the holders of record of a majority of the outstanding shares of each Affected Fund shall constitute a quorum at the Meeting for purposes of Proposals 2, 3, 4, 5, 6 and 7, respectively.

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In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. Any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a Meeting. Please refer to the section in this Proxy Statement titled “Adjournments” for additional details.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

The most recent annual report, including financial statements, for each Fund’s most recent completed fiscal year have been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please make the request in writing to J.P. Morgan Funds Services, PO. Box 8528, Boston MA 02261-8528 or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You can also obtain the annual report for any J.P. Morgan Fund by visiting www.jpmorganfunds.com.

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PROPOSAL 1

Applicable Funds: All Funds

ELECTION OF EACH OF THE CURRENT TRUSTEES

What are shareholders being asked to approve in Proposal 1?

The purpose of this proposal is to elect the current Board of Trustees for the Trust. It is intended that the enclosed Proxy Card will be voted for the election as Trustees of the Trust the thirteen current trustees listed below. Pursuant to conditions set forth in an order from the Securities and Exchange Commission (the “Order”), JPMorgan Trust II must hold a meeting of Fund shareholders every five calendar years at which the Board of Trustees will be elected. The last shareholder meeting to elect Trustees was held in 2009. As a result, this Meeting is being held in 2014 to address the requirements of the Order.

Who are the Trustees to be elected to the Board?

The Board, based on the recommendation of its Governance Committee, has nominated for election each of the Trustees (each, a “Trustee” and collectively, the “Trustees”) who currently serve as trustees of the J.P. Morgan Funds. Each Trustee would hold office until his or her death, resignation, removal, incapacity, or retirement, subject to re-election every five calendar years. The Trustees are John F. Finn, Dr. Matthew Goldstein, Robert J. Higgins, Frankie D. Hughes, Peter C. Marshall, Mary E. Martinez, Marilyn McCoy, Mitchell M. Merin, William G. Morton, Jr., Dr. Robert A. Oden, Jr., Marian U. Pardo, Frederick W. Ruebeck and James J. Schonbachler. Each of the Trustees, other than Ms. Martinez, Mr. Merin and Ms. Pardo, was elected at the shareholder meeting held on June 15, 2009. To fill vacancies created by the retirement of three former Trustees at the end of 2012, the Governance Committee and Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. The Trustees are also trustees of the other registered investment companies in the J.P. Morgan Fund complex, a fund complex consisting of twelve registered investment companies advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) or its affiliates (the “J.P. Morgan Funds Complex”). JPMIM is a wholly-owned subsidiary of JPMorgan Chase & Co., a leading global financial services firm with assets of $2.4 trillion and operations worldwide.

What are the qualifications of the Trustees to be elected to the Board?

The Board’s Governance Committee is responsible for selection and nomination of persons for election or appointment as Trustees. At the February 12, 2014 Board meeting, the Governance Committee and Board evaluated each Trustee. The following is a description of the factors considered by the Governance Committee and the Board in concluding that each Trustee should serve for re-election as Trustee of the Trust. The Governance Committee and Board evaluated each Trustee both individually and in the broader context of the Board’s overall effectiveness.

The Governance Committee and the Board considered the commitment that each Trustee has demonstrated in serving on the Board including the significant time each Trustee has devoted to preparing for meetings and the active engagement and participation of each Trustee at Board meetings. The Governance Committee and the Board also considered the character of each Trustee noting that each Trustee is committed to executing his or her duties as a trustee with diligence, honesty and integrity. The Governance Committee and the Board also considered the contributions that each Trustee has made to the Board in terms of experience, leadership, independence and the ability to work effectively and collaboratively with other Board members.

The Governance Committee also considered the significant and relevant experience and knowledge that each Trustee has with respect to registered investment companies and asset management. The Governance Committee

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and the Board noted the additional experience that each of the Trustees has gained with respect to registered investment companies as a result of his or her service on the J.P. Morgan Funds Board. The J.P. Morgan Funds overseen by the J.P. Morgan Funds Board represent almost every asset class including (1) fixed income funds including traditional bond funds, municipal bond funds, high yield funds, government funds, and emerging markets debt funds, (2) money market funds, (3) international, emerging markets and country/region funds, (4) equity funds including small, mid and large capitalization funds and value and growth funds, (5) index funds, (6) funds of funds, including target date funds, and (7) specialty funds including market neutral funds, long/short funds and funds that invest in real estate securities and commodity-related securities and derivatives. The Governance Committee and the Board also considered the experience that each Trustee had with respect to reviewing agreements with the Funds’ service providers in connection with their broader service to the J.P. Morgan Funds including each Fund’s investment adviser, custodian, and fund accountant.

The Governance Committee and the Board also considered the experience and contribution of each Trustee in the context of the Board’s leadership and committee structure. The Board currently has six standing committees including the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee, and the Money Market and Alternative Products Committee. Prior to August 22, 2013, the Board had four committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee. The Investments Committee had three sub-committees: an Equity Subcommittee, a Fixed Income Subcommittee and a Money Market and Alternative Products Subcommittee. Effective August 22, 2013, the Investments Sub-Committees were reorganized into three separate investment committees: the Equity Committee, the Fixed Income Committee and the Money Market Funds and Alternative Products Committee. Different members of the Board serve on these three investment committees with respect to each asset type thereby allowing the J.P. Morgan Funds Board to effectively evaluate information for the 165 Funds in the J.P. Morgan Funds Complex in a focused, disciplined manner.

The Governance Committee and the Board also considered the operational efficiencies achieved by having a single Board for the Funds and the other registered investment companies overseen by the Adviser and its affiliates as well as the extensive experience of certain Trustees in serving on Boards for registered investment companies advised by subsidiaries or affiliates of JPMorgan Chase & Co. and/or Bank One Corporation (known as “heritage J.P. Morgan Funds” or “heritage One Group Mutual Funds”).

In reaching its conclusion that each Trustee should continue to serve as a Trustee of the Trust, the Governance Committee and the Board also considered the following additional specific qualifications, contributions and experience of each Trustee:

John F. Finn. Mr. Finn has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1998. Until February 2013, Mr. Finn served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Finn has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Finn currently serves as a member of the Equity Committee and the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. In addition, Mr. Finn is also the head of the Strategic Planning Working Group, comprised of independent Trustees. The

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Strategic Planning Working Group works with the administrator to the Trust on initiatives related to efficiency and effectiveness of Board materials and meetings.

Dr. Matthew Goldstein. Dr. Goldstein has served as the Chairman of the Board since January 2013 and on the J.P. Morgan Funds Board since 2005. Dr. Goldstein was a member of the heritage J.P. Morgan Funds Board since 2003. Dr. Goldstein serves as the Chairman of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Fund. Dr. Goldstein previously served as the Chairman of the Money Market and Alternative Products Subcommittee.

Robert J. Higgins. Mr. Higgins has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2002. Mr. Higgins serves as the Chairman of the Equity Committee. Until February 2013, Mr. Higgins served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Higgins has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Higgins currently serves on the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents.

Frankie D. Hughes. Ms. Hughes has served on the J.P. Morgan Funds Board since 2008. Until February 2013, Ms. Hughes was a member of the Fixed Income Subcommittee. Ms. Hughes is also a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. Hughes also serves as a member of the Money Market Funds and Alternative Products Committee.

Peter C. Marshall. Mr. Marshall has served on the J.P. Morgan Funds Board since 2005 and is currently Vice Chairman. Mr. Marshall was also the Chairman of the heritage One Group Mutual Funds Board, serving as a member of such Board since 1985. Mr. Marshall was also an Audit Committee Financial Expert for the heritage One Group Mutual Funds. Mr. Marshall serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Mr. Marshall also serves as a member of the Money Market Funds and Alternative Products Committee.

Mary E. Martinez. Ms. Martinez has served on the J.P. Morgan Funds Board since January 2013. In addition to the experience that Ms. Martinez has gained through her service on the J.P. Morgan Funds Board, Ms. Martinez was a senior financial services executive with over 25 years of experience in asset management, wealth management and private banking services. She has extensive experience with respect to registered investment

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companies and asset management products as a result of serving as president to other registered investment companies and as a chief operating officer of an asset management firm with responsibility for product development, management, infrastructure and operating oversight, including experience with respect to: (1) diversified product offerings including fundamental, quantitative, traditional and alternative asset classes; (2) asset and portfolio management analytics; (3) risk management and governance; and (4) regulatory and financial reporting. Ms. Martinez also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, she has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Ms. Martinez also serves as a member of the Fixed Income Committee.

Marilyn McCoy. Ms. McCoy has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1999. Ms. McCoy is the Chairman of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. McCoy also serves as a member of the Equity Committee.

Mitchell M. Merin. Mr. Merin has served on the J.P. Morgan Funds Board since January 2013 and is the Chairman of the Money Market Funds and Alternative Products Committee. In addition to the experience that Mr. Merin has gained through his service on the J.P. Morgan Funds Board, Mr. Merin has been in the securities and asset management business for over 25 years and has served as both a board member and president of other registered investment companies and has extensive experience with respect to (1) taxable fixed income products and derivatives; (2) investment oversight; and (3) board governance of registered investment companies and other public companies. Mr. Merin has held leadership positions within the investment company industry including serving as a member of the Executive Committee of the Board of Governors of the Investment Company Institute and the Chair of the Fixed Income Securities and Investment Company Committees of NASDR. Mr. Merin also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, he has participated in the appointment of the Fund’s independent accountants, the oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board.

William G. Morton, Jr. Mr. Morton has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2003. Mr. Morton also serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Mr. Morton also serves as a member of the Equity Committee.

Dr. Robert A. Oden Jr. Dr. Oden has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1997. Until February 2013, Dr. Oden was a member of the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents.

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Dr. Oden currently serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Dr. Oden also serves as a member of the Fixed Income Committee.

Marian U. Pardo. Ms. Pardo has served on the J.P. Morgan Funds Board since February 2013. In addition to the experience that Ms. Pardo has gained through her service on the J.P. Morgan Funds Board, Ms. Pardo has been in the financial services industry since 1968, with experience in banking, lending, and investment management, and has specific experience with respect to (1) portfolio management, (2) the J.P. Morgan Funds’ investment advisory business, and (3) banking and investment management. She served as a portfolio manager for equity funds across the capitalization spectrum including, prior to 2002, small cap US equity funds advised by JPMIM. Ms. Pardo is also a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. Pardo also serves as a member of the Money Market Funds/Alternative Products Committee.

Frederick W. Ruebeck. Mr. Ruebeck has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1994. Mr. Ruebeck is the Chairman of the Fixed Income Committee. Mr. Ruebeck also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Ruebeck has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board.

James J. Schonbachler. Mr. Schonbachler has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2001. Mr. Schonbachler serves as Chairman of the Audit and Valuation Committee. In connection with his duties to the Audit and Valuation Committee, Mr. Schonbachler has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Schonbachler also serves as a member of the Fixed Income Committee.

Additional Information concerning the Trustees

Information about the Trustees, including their year of birth, their position(s) with the Trust, term of office, length of time served, principal occupations during the past five years, and other current directorships, is set forth in the table below. Each Trustee has consented to being named in this proxy statement and has agreed to continue to serve on the Board if elected; however, should any Trustee become unable or unwilling to accept election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend. There are no family relationships among the Trustees. The address for each of the Trustees is 270 Park Avenue, New York, New York 10017.

A Trustee is deemed to be “independent” to the extent the Trustee is not an “interested person” of the Trust or the other funds in the J.P. Morgan Funds Complex, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (each an “Independent Trustee”).

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Name and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Independent Trustees
Dr. Matthew Goldstein (1941)	Chairman since 2013; Trustee, indefinite since 2005;	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	165	Trustee, Museum of Jewish Heritage (2011-present)

John F. Finn (1947)	Trustee, indefinite, since 1998	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1975-present).	165	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)

Robert J. Higgins (1945)	Trustee, indefinite, since 2005	Retired. Director of Administration of the State of Rhode Island (2003-2004); President—Consumer Banking and Investment Services Fleet Boston Financial (1971-2002).	165	None

Peter C. Marshall (1942)	Vice Chairman since 2005; Trustee, indefinite, since 1985	Self-employed business consultant (2002-present);	165	None

Mary E. Martinez (1960)	Trustee, indefinite, since 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005)	165	None

Marilyn McCoy (1948)[2]	Trustee, indefinite, since 1999	Vice President of Administration and Planning, Northwestern University (1985-present).	165	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953)	Trustee, indefinite, since 2013	Retired (2005-present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005)	165	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

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Name and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
William G. Morton, Jr. (1937)	Trustee, indefinite, since 2005	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	165	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946)	Trustee, indefinite, since 1997	Retired; President, Carleton College (2010-present); President, Kenyon College (1995-2002).	165	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo[3] (1946)	Trustee, indefinite, since February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006)	165	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006–present)

Frederick W. Ruebeck (1939)	Trustee, indefinite, since 1994	Consultant (2000-present); Advisor, JP Green & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	165	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943)	Trustee, indefinite, since 2005	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	165	None

Interested Trustee
Frankie D. Hughes (1952)[4]	Trustee, indefinite, since 2008	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present)	165	Trustee, The Victory Portfolios (2000-2008) (investment companies)

[1]

A “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes twelve registered investment companies (165 funds).

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[2]

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

[3]

In connection with prior employment with JPMorgan Chase & Co., Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase & Co. in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

[4]	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

Executive Officers

Officers of the Trust are appointed by the Board to oversee the day-to-day activities of each series of the Trust. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth in Exhibit B. Each of these officers is also an officer and/or employee of JPMIM or its affiliates.

Share Ownership

As of March 21, 2014, each of the Trustees and executive officers of the Trust beneficially owned individually and, collectively as a group, less than 1% of the outstanding shares of each class of each Fund of the Trust, respectively.

The following table sets forth the aggregate dollar range of equity securities owned by each Trustee of the Funds of the Trust solicited by this Proxy Statement and of all funds in the Family of Investment Companies (defined below) as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Trustee.

Trustees	Ownership of Arizona Municipal Bond Fund	Ownership of Core Bond Fund	Ownership of Core Plus Bond Fund	Ownership of Equity Income Fund	Ownership of Equity Index Fund
Independent Trustees
John F. Finn	None	None	None	Over $100,000	None
Dr. Matthew Goldstein	None	Over $100,000	None	$50,001- $100,000	None
Robert J. Higgins	None	None	None	Over $100,000	None
Peter C. Marshall	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None
Mitchell M. Merin	None	None	None	None	None
William G. Morton, Jr.	None	None	None	$10,001- $50,000	None
Dr. Robert A. Oden, Jr.	None	Over $100,000	None	None	None
Marion U. Pardo	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None
James J. Schonbachler	None	Over $100,000	None	None	$50,001- $100,000
Interested Trustees
Frankie D. Hughes	None	None	None	None	None

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Trustees	Ownership of Government Bond Fund	Ownership of High Yield Fund	Ownership of International Equity Index Fund	Ownership of Intrepid Mid Cap Fund	Ownership of Investor Balanced Fund
Independent Trustees
John F. Finn	None	$10,001- $50,000	None	None	None
Dr. Matthew Goldstein	None	$10,001- $50,000	None	None	None
Robert J. Higgins	None	None	None	None	None
Peter C. Marshall	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	Over $100,000	Over $100,000	None
Mitchell M. Merin	None	None	None	None	None
William G. Morton, Jr.	None	None	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None	None	None
Marion U. Pardo	None	None	None	None	None
Frederick W. Ruebeck	None	None	Over $100,000	None	None
James J. Schonbachler	None	$10,001- $50,000	None	None	None
Interested Trustees
Frankie D. Hughes	None	None	None	None	None

Trustees	Ownership of Investor Conservative Growth Fund	Ownership of Investor Growth Fund	Ownership of Investor Growth & Income Fund	Ownership of Large Cap Growth Fund	Ownership of Large Cap Value Fund
Independent Trustees
John F. Finn	None	None	None	Over $100,000	None
Dr. Matthew Goldstein	None	None	None	None	None
Robert J. Higgins	None	None	None	None	None
Peter C. Marshall	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None
Mitchell M. Merin	None	None	None	Over $100,000	None
William G. Morton, Jr.	None	$50,001- $100,000	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None	None	None
Marion U. Pardo	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None
Interested Trustees
Frankie D. Hughes	None	None	None	None	None

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Trustees	Ownership of Liquid Assets Money Market Fund	Ownership of Limited Duration Bond Fund	Ownership of Market Expansion Enhanced Index Fund	Ownership of Michigan Municipal Bond Fund	Ownership of Michigan Municipal Money Market Fund
Independent Trustees
John F. Finn	None	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None	None
Robert J. Higgins	None	None	None	None	None
Peter C. Marshall	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None
Mitchell M. Merin	None	None	None	None	None
William G. Morton, Jr.	None	None	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None	None	None
Marion U. Pardo	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None
Interested Trustees
Frankie D. Hughes	None	None	None	None	None

Trustees	Ownership of Mid cap Growth Fund	Ownership of Mortgage- Backed Securities Fund	Ownership of Multi-Cap Market Neutral Fund	Ownership of Municipal Income Fund	Ownership of Municipal Money Market Fund
Independent Trustees
John F. Finn	None	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None	None
Robert J. Higgins	None	None	None	None	None
Peter C. Marshall	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None
Mitchell M. Merin	None	None	None	None	None
William G. Morton, Jr.	None	None	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None	None	None
Marion U. Pardo	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None
Interested Trustees
Frankie D. Hughes	None	None	None	None	None

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Trustees	Ownership of Ohio Municipal Bond Fund	Ownership of Ohio Municipal Money Market Fund	Ownership of Short Duration Bond Fund	Ownership of Short- Intermediate Municipal Bond Fund	Ownership of Small Cap Growth Fund
Independent Trustees
John F. Finn	None	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None	None
Robert J. Higgins	None	None	None	None	Over $100,000
Peter C. Marshall	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	Over $100,000
Mitchell M. Merin	None	None	None	None	None
William G. Morton, Jr.	None	None	None	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	None	None	None	None
Marion U. Pardo	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None
Interested Trustees
Frankie D. Hughes	None	None	None	None	None

Trustees	Ownership of Small Cap Value Fund	Ownership of Tax Free Bond Fund	Ownership of Treasury & Agency Fund	Ownership of U.S. Government Money Market Fund	Ownership of U.S. Treasury Plus Money Market Fund
Independent Trustees
John F. Finn	None	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None	None
Robert J. Higgins	None	None	None	None	None
Peter C. Marshall	$50,001- $100,000	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	Over $100,000	None	None	None	None
Mitchell M. Merin	None	None	None	None	None
William G. Morton, Jr.	None	None	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None	None	None
Marion U. Pardo	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None
James J. Schonbachler	None	Over $100,000	None	None	None
Interested Trustees
Frankie D. Hughes	None	None	None	None	None

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Trustees	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investments Companies*(1)(2)
Independent Trustees
John F. Finn	Over $100,000
Dr. Matthew Goldstein	Over $100,000
Robert J. Higgins	Over $100,000
Peter C. Marshall	Over $100,000
Mary E. Martinez	Over $100,000
Marilyn McCoy	Over $100,000
Mitchell M. Merin	Over $100,000
William G. Morton, Jr.	Over $100,000
Dr. Robert A. Oden, Jr.	Over $100,000
Marion U. Pardo	Over $100,000
Frederick W. Ruebeck	Over $100,000
James J. Schonbachler	Over $100,000
Interested Trustees
Frankie D. Hughes	Over $100,000

*	Securities valued as of December 31, 2013.
(1)	“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for the Board of Trustees currently serves includes twelve registered investment companies (165 funds), including J.P. Morgan Mutual Fund Group (JPMMFG) which liquidated effective November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, Ruebeck and Schonbachler, these amounts include deferred compensation balances, as of December 31, 2013, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see “Compensation” below.

It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the year ended December 31, 2013, the Board met 11 times. Mr. Higgins attended 6 of the meetings. The remainder of the Trustees attended at least 75% of the meetings held while they were Trustees of the Trust. The Trust is not required to hold annual meetings and, therefore, the Board does not have a policy with regard to Trustee attendance at such meetings.

If elected, each Trustee will serve an indefinite term, subject to the order, which requires re-election every five calendar years and the Trust’s current retirement policy, which is age 75 for all Trustees except that the Board has determined Mr. Morton should, if elected, continue to serve until December 31, 2014.

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Compensation

The Funds of the J.P. Morgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000 and the Vice Chairman $75,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. Beginning January 1, 2014, the head of the Strategic Planning Working Group also receives an additional annual fee of $50,000 for his services. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The Compensation Table below sets forth the total compensation paid to the current Trustees from the Funds Complex for the calendar year ended December 31, 2013:

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex(1)
Dr. Matthew Goldstein, Trustee and Chairman	$217,983	NA	N/A	$540,000
John F. Finn, Trustee	$127,157	NA	N/A	$315,000	(3)
Robert J. Higgins, Trustee	$147,357	NA	N/A	$365,000	(4)
Frankie D. Hughes	$127,157	NA	N/A	$315,000
Peter C. Marshall, Trustee	$157,432	NA	N/A	$390,000	(5)
Mary E. Martinez, Trustee	$127,157	NA	N/A	$315,000
Marilyn McCoy, Trustee	$147,357	NA	N/A	$365,000
Mitchell M. Merin, Trustee	$145,485	NA	N/A	$359,941
William G. Morton, Jr., Trustee	$127,157	NA	N/A	$315,000
Dr. Robert A. Oden, Jr., Trustee	$127,157	NA	N/A	$315,000	(6)
Marian U. Pardo, Trustee(2)	$121,924	NA	N/A	$301,875
Frederick W. Ruebeck, Trustee	$147,341	NA	N/A	$365,000	(7)
James J. Schonbachler, Trustee	$147,341	NA	N/A	$365,000	(8)

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes twelve registered investment companies (165 funds), including JPMMFG which liquidated effective November 29, 2012 and is in the process of winding up its affairs.
(2)	Ms. Pardo became a member of the Board of Trustees effective February 1, 2013. Compensation includes amounts paid prior to becoming a trustee for attendance at a Board meeting and service as a trustee nominee.
(3)	Includes $315,000 of Deferred Compensation.
(4)	Includes $365,000 of Deferred Compensation.
(5)	Includes $390,000 of Deferred Compensation.
(6)	Includes $31,500 of Deferred Compensation.
(7)	Includes $182,500 of Deferred Compensation.
(8)	Includes $146,000 of Deferred Compensation.

Standing Committees

The Board of Trustees has six standing committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee, and the Money Market and Alternative Products Committee. The members of each Committee are set forth below:

Name of Committee	Members	Committee Chair
Audit and Valuation Committee	Mr. Schonbachler Ms. Martinez Mr. Merin Mr. Ruebeck	Mr. Schonbachler

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Name of Committee	Members	Committee Chair
Compliance Committee	Ms. McCoy Mr. Higgins Ms. Hughes Ms. Pardo	Ms. McCoy
Governance Committee	Dr. Goldstein Mr. Finn Mr. Marshall Mr. Morton Dr. Oden	Dr. Goldstein
Equity Committee(1)	Mr. Higgins Mr. Finn Ms. McCoy Mr. Morton	Mr. Higgins
Fixed Income Committee(1)	Mr. Ruebeck Ms. Martinez Dr. Oden Mr. Schonbachler	Mr. Ruebeck
Money Market and Alternative Products Committee[1]	Mr. Merin Ms. Hughes Mr. Marshall Ms. Pardo	Mr. Merin

(1)	Prior to August 22, 2013, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee were Sub committees of the Investments Committee.

Audit and Valuation Committee. The Board has an audit committee composed entirely of Trustees who are not “interested persons” of the Trust, the Trust’s investment adviser or its affiliates as that term is defined in the 1940 Act (the “Audit Committee”). The Audit Committee operates pursuant to a written charter, which was most recently amended in June 2013 and reviewed at the regular board meeting in November 2013. The purposes of the Audit and Valuation Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies; (iv) approve non-audit services, as required by the statutes and regulations administered by the Securities and Exchange Commission (“SEC”), including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds’ securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Audit Committee has delegated valuation responsibilities to any member of the Committee to respond to inquiries on valuation matters and participate in fair valuation determinations when the Funds’ valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board. Prior to November 18, 2009, the Board delegated these valuation responsibilities to a Valuation Subcommittee of the Audit Committee.

Compliance Committee. The Compliance Committee operates pursuant to a written charter, which was most recently amended in February 2012 and reviewed at the regular board meeting in November 2013. The primary purposes of the Compliance Committee are to (i) oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer.

Governance Committee. The members of the Governance Committee are each Independent Trustees of the J.P. Morgan Funds. The Governance Committee operates pursuant to a written charter, which was most recently amended in February 2012 and reviewed at the regular board meeting in November 2013. A copy of the Governance Committee Charter is attached as Exhibit A. The duties of the Governance Committee include, but are

17

not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) with respect to the Funds of JPMorgan Trust II, appointment and removal of the Funds’ Senior Officer, and approval of compensation for the Funds’ Senior Officer and retention and compensation of the Senior Officer’s staff and consultants; (vi) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vii) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (viii) oversight of regulatory issues or deficiencies affecting the Funds (except financial matters considered by the Audit Committee); (ix) oversight of the risk management processes for Funds; and (x) oversight and review of matters with respect to service providers to the Funds (except the Funds’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the J.P. Morgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trusts at each Trust’s principal business address.

Equity Committee, Fixed Income Committee and Money Market and Alternative Products Committee. Each member of the Board, other than Dr. Goldstein serves on one of the following committees: the Equity Committee, the Fixed Income Committee and Money Market and Alternative Products Committee. These three Committees are divided by asset type and different members of the Board serve on each committee with respect to each asset type. Each Committee operates pursuant to a written charter, which was most recently amended in August 2013 and reviewed on November 2013. The function of the Committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purpose of each Committee is to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each Committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the applicable Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the Committees receives reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the Committee is assigned to oversee, and work to facilitate the understanding by the Board of particular issues related to investment management of Funds reviewed by the applicable Committee.

The Audit Committee met five times during the calendar year ending 2013 and all members were in attendance for each of the meetings. The Compliance Committee met four times during 2013 and all members were in attendance for each of the meetings except Mr. Higgins who was in attendance for two of the meetings. The Governance Committee met four times during 2013 and all members were in attendance for each of the meetings. The Money Market Funds and Alternative Products Committee (formerly Money Market and Alternative Products Investments Subcommittee) and Fixed Income Committee (formerly Fixed Income Investments Subcommittee) each met six times and all members were in attendance for at least 75% of the meetings. The Equity Committee (formerly the Equity Investments Subcommittee) met six times during 2013 with all members in attendance for at least 75% of the meetings except Mr. Higgins attended four meetings.

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Shareholder Approval: Proposal 1, the election of the Trustees, must be approved by the vote of a majority of the outstanding shares votes of the Trust cast in person or by proxy at the Meeting at which a quorum exists. The votes of all Funds will be counted together with respect to the election of the Trustees.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE

SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE ELECTION OF

EACH OF THE CURRENT TRUSTEES TO THE BOARD OF TRUSTEES

PROPOSAL 2

Applicable Fund: JPMorgan Large Cap Growth Fund

CHANGING THE INVESTMENT OBJECTIVE OF THE JPMORGAN LARGE CAP GROWTH FUND

What are shareholders being asked to approve in Proposal 2?

Shareholders are being asked to approve a change to the investment objective for the JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”). The current investment objective and the proposed new investment objective are described below:

Current Investment Objective	Proposed Investment Objective
The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities	The Fund seeks long-term capital appreciation.

Why are shareholders being asked to change the investment objective for this Fund?

The Large Cap Growth Fund currently seeks long-term capital appreciation and growth of income by investing primarily in equity securities. This objective is a fundamental policy that may be changed only with shareholder approval. Under the proposed investment objective, the Large Cap Growth Fund would seek long-term capital appreciation.

JPMIM believes, and the Board of Trustees concurs, that in order to provide portfolio management with more flexibility to seek attractive investment opportunities that may offer greater potential for improved performance, the Large Cap Growth Fund’s objective should be revised to remove the income component. A large-cap growth fund that has an income component in its investment objective, such as the Large Cap Growth Fund, is not representative of the funds in its large-cap growth peer group. In general, “large-cap growth” securities do not produce income, and many of the other “large-cap growth” funds in the Large Cap Growth Fund’s peer group, as designated by an independent mutual fund analysis company, do not have an income component in their investment objective.

In addition, the proposed investment objective eliminates the reference to equity securities in the objective. The reference to equity securities goes beyond the goal of the Large Cap Growth Fund by describing how the Large Cap Growth Fund intends to seek to meet its goal. In other words, it describes a part of the Large Cap Growth Fund’s investment strategy. Information about the Large Cap Growth Fund’s investments in equity securities is already contained in the main investment strategies section of the Large Cap Growth Fund’s prospectus.

The proposed investment objective will not change the Large Cap Growth Fund’s investment strategies or the way that the Fund is managed. The Large Cap Growth Fund will continue to invest at least 80% of its assets in equity securities of large, well-established companies. In addition, the proposed investment objective will continue to be a “fundamental” investment objective meaning that it cannot be changed further without approval of shareholders.

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If the proposal is not approved for the Large Cap Growth Fund, the investment objective of the Large Cap Growth Fund will remain the same, and the Board may consider other courses of action. If the proposal is approved, the proposed investment objective will become effective on the date the proposal is approved by shareholders.

Recommendation of Trustees

The Board of Trustees met in person in February 2014 to consider the amendment of the Large Cap Growth Fund’s investment objective. At the Board meeting, the Trustees reviewed materials furnished by JPMIM including information provided by representatives of JPMIM regarding the proposed investment objective. The Trustees unanimously approved the proposed investment objective and recommended that shareholders of the Large Cap Growth Fund approve the proposed investment objective. In approving the proposed investment objective and making their recommendation the Trustees considered information explaining that: (1) “large-cap growth” securities in general do not produce income; and (2) many funds in the Large Cap Growth Fund’s “large-cap growth” peer group do not have an income component in their investment objective.

Based upon a review of the above factors, the Board concluded that replacing the Large Cap Growth Fund’s current investment objective with the proposed investment objective would be in the best interests of the Large Cap Growth Fund and its shareholders.

Shareholder Approval: Approval of Proposal 2 will require the affirmative “vote of a majority of the outstanding voting securities” of the Large Cap Growth Fund, as that term is defined in the 1940 Act. Shareholders of the Large Cap Growth Fund are entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE

SHAREHOLDERS OF THE LARGE CAP GROWTH FUND VOTE “FOR”

APPROVAL OF PROPOSAL 2

PROPOSAL 3

Applicable Fund: JPMorgan Mid Cap Growth Fund

CHANGING THE INVESTMENT OBJECTIVE OF THE JPMORGAN MID CAP GROWTH FUND

What are shareholders being asked to approve in Proposal 3?

Shareholders are being asked to approve a change to the investment objective for the JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”). The current investment objective and the proposed new investment objective are described below:

Current Investment Objective	Proposed Investment Objective
The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.	The Fund seeks growth of capital.

Why are shareholders being asked to change the investment objective for this Fund?

The Mid Cap Growth Fund currently seeks growth of capital and secondarily, current income by investing primarily in equity securities. This objective is a fundamental policy that may be changed only with shareholder approval. Under the proposed investment objective, the Mid Cap Growth Fund would seek growth of capital.

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JPMIM believes, and the Board of Trustees concurs, that in order to provide portfolio management with more flexibility to seek attractive investment opportunities that may offer greater potential for improved performance, the Mid Cap Growth Fund’s investment objective should be revised to remove the secondary income component. A mid-cap growth fund that does not have an income component in its investment objective is more representative of the funds in its mid-cap growth peer group. In general, “mid-cap growth” securities do not produce income, and many of the other “mid-cap growth” funds in the Mid Cap Growth Fund’s peer group, as designated by an independent mutual fund analysis company, do not have an income component in their investment objective.

In addition, the proposed investment objective eliminates the reference to equity securities in the objective. The reference to equity securities goes beyond the goal of the Mid Cap Growth Fund by describing how the Mid Cap Growth Fund intends to seek to meet its goal. In other words, it describes a part of the Mid Cap Growth Fund’s investment strategy. Information about the Mid Cap Growth Fund’s investments in equity securities is already contained in the main investment strategies section of the Mid Cap Growth Fund’s prospectus.

The new investment objective will not change the Mid Cap Growth Fund’s investment strategies or the way that the Mid Cap Growth Fund is managed. The Mid Cap Growth Fund will continue to invest at least 80% of its assets in equity securities of mid cap companies. In addition, the proposed investment objective will continue to be a “fundamental” investment objective meaning that it cannot be changed further without approval of shareholders.

If the proposal is not approved for the Mid Cap Growth Fund, the investment objective of the Mid Cap Growth Fund will remain the same, and the Board may consider other courses of action. If the proposal is approved, the proposed investment objective will become effective on the date the proposal is approved by shareholders.

Recommendation of Trustees

The Board of Trustees met in person in February 2014 to consider the amendment of the Mid Cap Growth Fund’s investment objective. At the Board meeting, the Trustees reviewed materials furnished by JPMIM including information provided by representatives of JPMIM regarding the proposed investment objective. The Trustees unanimously approved the proposed investment objective and recommended that shareholders of the Mid Cap Growth Fund approve the proposed investment objective. In approving the proposed investment objective and making their recommendation with respect to the Mid Cap Growth Fund, the Trustees considered information explaining that: (1) “mid-cap growth” securities in general do not produce income; and (2) many funds in the Mid Cap Growth Fund’s “mid-cap growth” peer group do not have an income component in their investment objective.

Based upon a review of the above factors, the Board concluded that replacing the Mid Cap Growth Fund’s current investment objective with the proposed investment objective would be in the best interests of the Mid Cap Growth Fund and its shareholders.

Shareholder Approval: Approval of Proposal 3 will require the affirmative “vote of a majority of the outstanding voting securities” of the Mid Cap Growth Fund, as that term is defined in the 1940 Act. Shareholders of the Mid Cap Growth Fund are entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any.

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THE BOARD OF TRUSTEES RECOMMENDS THAT THE

SHAREHOLDERS OF THE MID CAP GROWTH FUND VOTE “FOR”

APPROVAL OF PROPOSAL 3

PROPOSAL 4

Applicable Fund: JPMorgan Equity Income Fund

CHANGING THE INVESTMENT OBJECTIVE OF THE JPMORGAN EQUITY INCOME FUND

What are shareholders being asked to approve in Proposal 4?

Shareholders are being asked to approve a change to the investment objective for the JPMorgan Equity Income Fund (“Equity Income Fund”). The current investment objective and the proposed new investment objective are described below:

Current Investment Objective	Proposed Investment Objective
The Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.	The Fund seeks capital appreciation and current income.

Why are shareholders being asked to change the investment objective for this Fund?

The Equity Income Fund currently seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. This objective is a fundamental policy that may be changed only with shareholder approval. Under the proposed investment objective, the Equity Income Fund would seek capital appreciation and current income.

JPMIM believes, and the Board of Trustees concurs, that the Equity Income Fund’s investment objective should be revised to make current income and capital appreciation equally important components of the objective, while removing the specific reference to equity securities. When the portfolio managers are searching for appropriate investments for the Equity Income Fund, they consider both a security’s potential for capital appreciation and its ability to produce current income through dividend payments. In general, the securities in which “equity income” funds invest both produce income and may appreciate in value, and other “equity income” funds in the Equity Income Fund’s peer group, as designated by an independent mutual fund analysis company, have both current income and capital appreciation components in their investment objective that are equally important.

In addition, the proposed investment objective eliminates the reference to equity securities in the objective. The reference to equity securities goes beyond the goal of the Equity Income Fund by describing how the Equity Income Fund intends to seek to meet its goal. In other words, it describes a part of the Equity Income Fund’s investment strategy. Information about the Equity Income Fund’s investments in equity securities is already contained in the main investment strategies section of the Equity Income Fund’s prospectus and is reflected in its name.

The proposed investment objective will not change the Equity Income Fund’s investment strategies or the way that the Equity Income Fund is managed. The Equity Income Fund will continue to invest at least 80% of its assets in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. In addition, the proposed investment objective will continue to be a “fundamental” investment objective meaning that it cannot be changed further without approval of shareholders.

If the proposal is not approved for the Equity Income Fund, the investment objective of the Equity Income Fund will remain the same, and the Board may consider other courses of action. If the proposal is approved, the proposed investment objective will become effective on the date that the proposal is approved by shareholders.

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Recommendation of Trustees

The Board of Trustees met in person in February 2014 to consider the amendment of the Equity Income Fund’s investment objective. At the Board meeting, the Trustees reviewed materials furnished by JPMIM including information provided by representatives of JPMIM regarding the proposed investment objective. The Trustees unanimously approved the proposed investment objective and recommended that shareholders of the Equity Income Fund approve the proposed investment objective. In approving the proposed investment objective and making their recommendation with respect to the Equity Income Fund, the Trustees considered information explaining that: (1) the securities in which the Equity Income Fund invests both produce income and may appreciate in value; and (2) other of the funds in the Equity Income Fund’s “equity income” peer group have both current income and capital appreciation components in their investment objective that are equally important.

Based upon a review of the above factors, the Board concluded that replacing the Equity Income Fund’s current investment objective with the proposed investment objective would be in the best interests of the Equity Income Fund and its shareholders.

Shareholder Approval: Approval of Proposal 4 will require the affirmative “vote of a majority of the outstanding voting securities” of the Equity Income Fund, as that term is defined in the 1940 Act. Shareholders of the Equity Income Fund are entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE

SHAREHOLDERS OF THE EQUITY INCOME FUND VOTE “FOR”

APPROVAL OF PROPOSAL 4

PROPOSAL 5

Applicable Fund: JPMorgan Market Expansion Enhanced Index Fund

CHANGING THE INVESTMENT OBJECTIVE OF THE JPMORGAN MARKET EXPANSION ENHANCED INDEX FUND

What are shareholders being asked to approve in Proposal 5?

Shareholders are being asked to approve a change to the investment objective for the JPMorgan Market Expansion Enhanced Index Fund (“Market Expansion Enhanced Index Fund”). The current investment objective and the proposed new investment objective are described below:

Current Investment Objective	Proposed Investment Objective
The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).	The Fund seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of small- and mid-capitalization securities.

Why are shareholders being asked to change the investment objective for this Fund?

The Market Expansion Enhanced Index Fund currently seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization

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equity markets, as represented by a market capitalization weighted combination of the S&P SmallCap 600 and the S&P MidCap 400. This objective is a fundamental policy that may be changed only with shareholder approval. Under the proposed investment objective, the Market Expansion Enhanced Index Fund would seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of small- and mid-capitalization securities.

JPMIM believes, and the Board of Trustees concurs, that because the Market Expansion Enhanced Index Fund is an enhanced index fund that seeks to modestly exceed the performance of the S&P 1000, the Market Expansion Enhanced Index Fund’s investment objective should be revised to state that the Market Expansion Enhanced Index Fund seeks to provide investment results that correspond to or incrementally exceed the total return performance of its index. The S&P 1000 Index, the benchmark, is a market capitalization weighted combination of the S&P SmallCap 600 and S&P MidCap 400 Indexes. Because the Market Expansion Enhanced Index Fund utilizes an enhanced index strategy, not all of the stocks in the S&P 1000 Index held by in the Market Expansion Enhanced Index Fund, and the Market Expansion Enhanced Index Fund’s position in an individual stock may be overweighted or underweighted when compared to the benchmark. In addition, the Market Expansion Enhanced Index Fund may modestly overweight or underweight the sectors and industries within the index. The change in the investment objective will provide the Market Expansion Enhanced Index Fund with more flexibility to seek attractive investment opportunities that may offer greater potential for improved performance. In addition, the proposed investment objective is more representative of the objectives of other “enhanced index” funds.

In addition, the proposed investment objective eliminates the language from the current investment objective that specifies the Market Expansion Enhanced Index Fund’s indexes by name. Currently, any change in the indexes would require shareholder approval because the investment objective is fundamental and can only be changed by shareholder vote. If the proposal is approved, the indexes may be changed by approval of the Board of Trustees and notice to, rather than approval by, shareholders. Removing the names of the indexes from the investment objective would allow JPMIM to monitor the current index and seek approval to change the benchmark from the Board of Trustees if JPMIM determines that an index that better represents the small- and mid-cap markets becomes available or if the benchmark is modified in a way that JPMIM does not consider appropriate in light of the Market Expansion Enhanced Index Fund’s investment strategies. In addition, the name of the benchmark and/or its components will continue to be provided in the main investment strategies and the Market Expansion Enhanced Index Fund’s past performance sections of its prospectus.

The proposed investment objective will not materially change the Market Expansion Enhanced Index Fund’s investment strategies or the way that the Fund is managed. The Market Expansion Enhanced Index Fund will continue to hold at least 80% of its assets in stocks in the S&P 1000 Index under normal conditions. In addition, the proposed investment objective will continue to be a “fundamental” investment objective meaning that it cannot be changed further without approval of shareholders.

If the proposal is not approved for the Market Expansion Enhanced Index Fund, the investment objective of the Market Expansion Enhanced Index Fund will remain the same, and the Board may consider other courses of action. If the proposal is approved, the proposed investment objective will become effective on the date the proposal is approved by shareholders.

Recommendation of Trustees

The Board of Trustees met in person in February 2014 to consider the amendment of the Market Expansion Enhanced Index Fund’s investment objective. At the Board meeting, the Trustees reviewed materials furnished by JPMIM including information provided by representatives of JPMIM regarding the proposed investment objective. The Trustees unanimously approved the proposed investment objective and recommended that shareholders of the Market Expansion Enhanced Index Fund approve the proposed investment objective. In approving the proposed investment objective and making their recommendation with respect to the Market Expansion Enhanced Index Fund, the Trustees considered information explaining that: (1) as part of its main investment strategies, the Market Expansion Enhanced Index Fund seeks returns that modestly exceed those of

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its benchmark, currently the S&P 1000 Index and (2) other funds in this category have investment objectives similar to the Market Expansion Enhanced Index Fund’s proposed investment objective.

Based upon a review of the above factors, the Board concluded that replacing the Market Expansion Enhanced Index Fund’s current investment objective with the proposed investment objective would be in the best interests of the Market Expansion Enhanced Index Fund and its shareholders.

Shareholder Approval: Approval of Proposal 5 will require the affirmative “vote of a majority of the outstanding voting securities” of the Market Expansion Enhanced Index Fund, as that term is defined in the 1940 Act. Shareholders of the Market Expansion Enhanced Index Fund are entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE

SHAREHOLDERS OF THE MARKET EXPANSION ENHANCED INDEX

FUND VOTE “FOR” APPROVAL OF PROPOSAL 5

PROPOSAL 6

Applicable Fund: JPMorgan International Equity Index Fund

CHANGING THE INVESTMENT OBJECTIVE OF THE JPMORGAN INTERNATIONAL EQUITY INDEX FUND

What are shareholders being asked to approve in Proposal 6?

Shareholders are being asked to approve a change to the investment objective for the JPMorgan International Equity Index Fund (“International Equity Index Fund”). The current investment objective and the proposed new investment objective are described below:

Current Investment Objective	Proposed Investment Objective
The Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Gross Domestic Product (GDP) Index.	The Fund seeks to provide long-term capital appreciation.

Why are shareholders being asked to change the investment objective for this Fund?

At a February 2014 Board meeting, the Board of Trustees considered proposed changes to the International Equity Index Fund’s name, investment objective, benchmark, and main investment strategies to provide greater flexibility to the International Equity Index Fund to take advantage of investment opportunities in securities and countries that are currently limited by the International Equity Index Fund’s existing investment strategies and investment objective. The International Equity Index Fund’s current investment objective and strategies reference the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Gross Domestic Product (“GDP”) Index (the “Current Index”). This investment objective is a fundamental policy that may only be changed with shareholder approval. JPMIM believes that the references to the Current Index in the International Equity Index Fund’s investment objective and strategies limit the International Equity Index Fund’s investment opportunities in certain companies and countries. JPMIM believes, and the Board of Trustees concurs, that the International Equity Index Fund’s investment objective and corresponding investment strategies should be changed to increase the investment opportunities available to the International Equity Index Fund and its shareholders.

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In the Current Index, countries are assigned a weight based on the size of a country’s economy measured by GDP rather than the market capitalizations of companies domiciled in such countries. This leads to the underweighting of large multinational companies that have large market capitalizations and are domiciled in countries with a smaller GDP. By referencing the Current Index, the International Equity Index Fund’s investment objective and strategies limit the International Equity Index Fund’s ability to take advantage of investment opportunities in companies with large market capitalizations that are domiciled in countries that have lower weightings in the Current Index due to their relatively low GDP. As set forth in the International Equity Index Fund’s current prospectus, in addition to the limitations presented by current investment objective set forth above, the International Equity Index Fund’s current investment strategy provides as follows:

The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index1 (the Index). The Fund modestly overweights securities in the Index that it considers undervalued while modestly underweighting or not holding securities in the Index that it considers overvalued. Under normal circumstances, the Fund seeks to achieve similar sector, geographic and risk characteristics to the Index, although the Fund anticipates that it will only own a portion, which may represent a minority, of the securities included in the Index. The Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of risk relative to the Index. The Fund’s adviser attempts to track the performance of the Index to achieve a correlation of 0.90 between the performance of the Fund and that of the Index, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. Most of the Fund’s assets will be denominated in foreign currencies.

Since these limitations restrict the International Equity Index Fund from investing more fully in multi-national companies that are domiciled in countries with lower weightings in the Current Index, JPMIM has recommended changing the International Equity Index Fund’s investment objective so that it no longer refers to the Current Index. If approved by shareholders, the International Equity Index Fund’s investment objective will be to seek to provide long-term capital appreciation. The new objective would continue to be fundamental and could not be changed without approval of the International Equity Index Fund’s shareholders. If the proposal is not approved for the International Equity Index Fund, the investment objective of the International Equity Index Fund will remain the same, and the Board may consider other courses of action.

What happens if the proposal to amend the investment objective is approved?

If the proposal to amend the investment objective is approved, as described above, the International Equity Index Fund’s new investment objective will be to seek to provide long-term capital appreciation. In addition, if the changes to the investment objective are approved, JPMIM has proposed, and the Board has approved, additional changes to the International Equity Index Fund’s benchmark, name and main investment strategies to remove certain existing limitations on investments to increase the International Equity Index Fund’s ability to take advantage of investment opportunities and more fully utilize JPMIM’s research rankings. These conditional proposed changes include the following:

•	Changing the International Equity Index Fund’s benchmark from the Current Index (net of foreign withholding taxes) to the MSCI EAFE Index (net of foreign withholding taxes) (“Proposed Index”);

•

Changing the International Equity Index Fund’s policy of investing 80% of its Assets in “common stocks (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over the-counter), warrants, receipts and other equity securities that comprise the index or indices identified by the Fund” to a policy to invest at least 80% of the International Equity Index Fund’s Assets in equity securities;

•	Changing the International Equity Index Fund’s investment strategies to increase the International Equity Index Fund’s flexibility to invest in securities and countries that are currently limited;

[1]	MSCI EAFE GDP Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the International Equity Index Fund.

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•

Removing the International Equity Index Fund’s ability to invest up to 10% of its assets in securities of emerging international markets and up to 20% of its assets in debt securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities, or by supranational issuers rated in one of the three highest rating categories as a part of its main investment strategies; and

•	Changing the International Equity Index Fund’s name to JPMorgan International Research Enhanced Equity Fund to reflect the changes in investment strategies.

If the proposal to amend the investment objective is approved, the disclosure in the International Equity Index Fund’s prospectus is expected to be as follows (subject to certain revisions that might be identified in the course of the SEC filing process):

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index2 (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics, including sector and geographic risks. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. In addition, the Fund may also invest in securities not included within the Index.

Within each sector, the Fund may modestly overweight equity securities that it considers undervalued while modestly underweighting or not holding equity securities that appear overvalued. By emphasizing investment in equity securities that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility.

The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, the Fund may invest a substantial part of its assets in just one country.

The changes outlined above including the changes to the International Equity Index Fund’s investment objective will take effect on June 30, 2014 or such later date as the proposal is approved by shareholders. If the proposal is not approved for the International Equity Index Fund, these changes will not take effect, and the Board may consider other courses of action.

[2]	MSCI EAFE Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

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Recommendation of Trustees

The Board of Trustees met in person in February 2014 to consider the changes to the International Equity Index Fund’s investment objective and the proposed changes to the International Equity Index Fund’s name, benchmark and investment strategies. At the Board meeting, the Trustees reviewed materials furnished by JPMIM including information provided by representatives of JPMIM regarding the proposed investment objective and conditional proposed changes described above. The Trustees unanimously approved the proposed investment objective and conditional proposed changes and recommended that shareholders of the International Equity Index Fund approve the proposed investment objective. In approving the proposed investment objective and making their recommendation with respect to the International Equity Index Fund, the Trustees also considered: (1) the historical performance of the International Equity Index Fund; and (2) JPMIM’s recommendation to change the investment strategies of the International Equity Index Fund to provide greater flexibility to the International Equity Index Fund to take advantage of investment opportunities in securities and countries that are currently limited.

Based upon a review of the above factors, the Board concluded that replacing the International Equity Index Fund’s current investment objective with the proposed investment objective and making the additional changes described above would be in the best interests of the International Equity Index Fund and its shareholders.

Shareholder Approval: Approval of Proposal 6 will require the affirmative “vote of a majority of the outstanding voting securities” of the International Equity Index Fund, as that term is defined in the 1940 Act. Shareholders are entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE

SHAREHOLDERS OF THE INTERNATIONAL EQUITY INDEX FUND

VOTE “FOR” APPROVAL OF PROPOSAL 6

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the current service providers of the Funds.

Investment Adviser

J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017, makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment program. In addition, JPMIM serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. As of December 31, 2013, JPMIM, an indirect wholly owned subsidiary of JPMorgan Chase & Co., managed over $774,002,130,832 billion in assets.

Distributor

JPMorgan Distribution Services, Inc., 460 Polaris Parkway, Westerville, Ohio 43082 (“JPMDS”), serves as distributor to each series of the Trust pursuant to a Distribution Agreement dated as of February 19, 2005. JPMDS is an affiliate of JPMIM and a direct wholly-owned subsidiary of JPMorgan Chase & Co.

Administrator

JPMorgan Funds Management, Inc. (“JPMFM”), 460 Polaris Parkway, Westerville, Ohio 43082 serves as administrator for the Trust. JPMFM is an affiliate of JPMIM and an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

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Independent Auditors

The Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Funds for their current fiscal years. PwC will also prepare the Funds’ federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. The Audit Committee has considered whether the provision by PwC to the Funds of non-audit services to the Funds or of professional services to the Fund’s investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Funds’ independent auditors for the calendar years ended December 31, 2012 and 2013.

(1) Audit Fees. The aggregate fees billed for each of the last two calendar years ended December 31, 2012 and December 31, 2013 (“Reporting Periods”) for professional services rendered by PwC for the audit of the Trust’s annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Year Ended	Audit Fees
12/31/12	$1,200,950
12/31/13	$1,272,400

(2) Audit-Related Fees. The audit-related fees during the Reporting Periods are below. There are fees billed in the Reporting Periods for assurance and related services by PwC to the Trust’s investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Service Affiliates and related directly to the operations and financial reporting of the Trust and the Funds.

Year Ended	Audit-Related Fees
12/31/12	$403,710
12/31/13	$342,100

(3) Tax Fees. The aggregate fees billed to the Trust in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees
12/31/12	$292,250
12/31/13	$310,930

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services related directly to the operation and financial reporting of the Trust Funds by PwC to Service Affiliates.

(4) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PwCs to the Trust, or services provided to Service Affiliates related directly to the operation and financial reporting of the Trust Funds other than the services reported above.

The aggregate non-audit fees billed for the Reporting Periods by PwC for services rendered to the Funds and to the Trust’s investment advisor and the other Service Affiliates were $28.6 million and $28.2 million for the calendar years ended December 31, 2012 and 2013, respectively.

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Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Trust. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. The Audit Committee annually reviews and pre-approves the services included on the pre-approval list that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the pre-approval list must be specifically pre-approved by the Audit Committee.

No Other Matters. The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals. The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board. Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trust, at 270 Park Avenue, New York, New York 10017, identifying the correspondence as intended for the Board of Trustees or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees to be used at the Meeting. This Proxy Statement, along with a Notice of Special Meeting of Shareholders and Proxy Card, is first being mailed to shareholders of the Funds on or about April 17, 2014. Only shareholders of record as of the close of business on the Record Date, March 21, 2014, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR Proposals 1-6. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement or by attending and in person voting at the Meeting. If you simply sign, date and return the Proxy Card, but do not specify a vote on any proposal, your proxy will be voted in accordance with the Trustees’ recommendations above.

Quorum

The presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Trust shall constitute a quorum at the Meeting for those actions on which a vote of all shareholders of the Trust is

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required. The presence in person or by proxy of the holders of record of a majority of the outstanding shares of each Fund on which a vote of all shareholders of the Fund is required shall constitute a quorum at the Meeting with respect to the Fund.

Voting Requirement

Trustees receiving the vote of a majority of the outstanding shares of the Trust cast in person or by proxy at the Meeting at which a quorum exists will be elected to the Board of Trustees of the Trust as described in Proposal 1.

If a quorum is present at the Meeting, under the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of a Fund is required to approve Proposals 2 through 7. A “majority of the outstanding voting securities of a Fund” is defined, under the 1940 Act, as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such Fund.

Shareholders of the Funds are entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any.

ADJOURNMENTS

In the event that sufficient votes to approve one or more of the proposals are not received, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted at the Meeting. Accordingly, they will have no effect on Proposal 1, for which the required vote is a majority of the outstanding shares of the Trust cast, and they will effectively be a vote against Proposals 2, 3, 4, 5, and 6, for which the required vote is a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each applicable Fund.

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PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of J.P. Morgan Funds, JPMIM and their affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained Computershare Fund Services (“Computershare”), a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone. By contract with Computershare, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with state telemarketing laws to the extent applicable to the services provided under the contract. The cost of retaining such proxy solicitor is expected to be in excess of $1,864,344. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be reimbursed by JPMIM and their affiliates.

As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIM or Computershare if the Funds have not yet received their vote. Authorization to permit JPMIM or Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, JPMIM or Computershare representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to JPMIM or Computershare by the Funds, JPMIM or Computershare representative has the responsibility to explain the process, read the proposals listed on the Proxy Card, and ask for the shareholder’s instructions on each proposal. The representative of JPMIM or Computershare, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions. Within 72 hours, JPMIM or Computershare will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM or Computershare immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

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SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

Fund Name	Class A	Class B	Class C	Select Class	Institutional Class	Class R2	Class R5	Class R6
Arizona Municipal Bond Fund	2,478,919.96	17,881.99	1,075,463.01	4,282,507.70	N/A	N/A	N/A	N/A
Core Bond Fund	449,836,098.44	2,249,774.83	101,800,096.12	851,483,471.38	N/A	9,498,464.95	27,541,371.61	571,813,331.41
Core Plus Bond Fund	40,342,307.89	236,567.56	29,953,414.91	153,507,595.15	31,146,709.82	1,459,077.53	N/A	39,581,045.97
Equity Income Fund	156,827,392.24	310,858.23	54,911,060.04	234,580,617.55	N/A	2,022,184.55	18,760,334.51	40,705,247.14
Equity Index Fund	16,833,674.75	270,642.98	1,809,607.56	27,645,485.38	N/A	N/A	N/A	N/A
Government Bond Fund	61,866,249.48	409,220.39	7,724,790.48	62,071,415.66	N/A	4,550,384.73	N/A	N/A
High Yield Fund	133,156,142.55	759,504.57	38,890,468.88	891,194,304.34	N/A	1,381,900.48	12,789,598.50	270,574,656.92
International Equity Index Fund	5,059,749.37	122,001.10	1,110,355.60	23,366,909.88	N/A	98,084.28	N/A	N/A
Intrepid Mid Cap Fund	7,804,195.94	317,080.60	2,245,405.19	14,156,192.64	N/A	N/A	N/A	N/A
Investor Balanced Fund	236,252,309.75	6,594,512.06	62,111,198.52	22,210,745.87	N/A	N/A	N/A	N/A
Investor Conservative Growth Fund	191,277,128.15	3,900,285.86	116,033,207.07	9,149,733.32	N/A	N/A	N/A	N/A
Investor Growth & Income Fund	137,355,243.33	6,523,474.19	20,183,376.02	12,684,911.82	N/A	N/A	N/A	N/A
Investor Growth Fund	89,048,715.36	5,366,892.14	11,516,367.41	8,878,729.48	N/A	N/A	N/A	N/A
Large Cap Growth Fund	151,728,780.48	300,752.33	18,805,726.50	173,615,345.64	N/A	7,324,081.58	43,338,050.62	86,041,374.95
Large Cap Value Fund	5,480,566.98	129,786.87	695,733.86	40,836,289.92	N/A	18,845.85	280,602.18	3,130,552.25
Limited Duration Bond Fund	19,232,600.35	26,019.70	5,796,626.26	55,102,216.51	N/A	N/A	N/A	1,849,951.70
Market Expansion Enhanced Index Fund	8,348,670.86	119,496.52	2,065,878.16	103,348,824.62	N/A	661,913.93	N/A	N/A
Michigan Municipal Bond Fund	2,627,101.84	47,686.22	420,495.67	3,293,839.00	N/A	N/A	N/A	N/A
Mid Cap Growth Fund	27,558,402.83	314,788.57	1,511,384.00	40,982,642.09	N/A	57,740.28	1,020,033.95	2,437,996.86
Mortgage-Backed Securities Fund	12,771,992.73	N/A	545,120.46	91,416,773.07	N/A	N/A	N/A	140,996,001.64
Multi-Cap Market Neutral Fund	1,129,869.61	25,242.59	966,486.34	39,515,398.49	N/A	N/A	N/A	N/A
Municipal Income Fund	6,409,164.41	6,120.18	1,551,135.30	28,073,020.77	N/A	N/A	N/A	N/A
Ohio Municipal Bond Fund	5,327,684.61	54,161.46	2,638,921.97	8,134,974.49	N/A	N/A	N/A	N/A
Short Duration Bond Fund	21,363,312.38	70,515.30	13,799,962.22	705,148,668.46	N/A	N/A	N/A	277,287,061.41
Short-Intermediate Municipal Bond Fund	4,058,931.48	9,842.46	2,006,031.77	16,557,855.51	212,189,243.89	N/A	N/A	N/A
Small Cap Growth Fund	20,560,406.75	253,119.00	2,567,143.26	10,580,887.73	20,425,518.81	2,290,072.40	N/A	21,740,259.30
Small Cap Value Fund	18,213,861.17	138,396.98	2,211,056.77	13,952,557.11	N/A	1,562,520.38	3,208,555.13	14,616,905.76
Tax Free Bond Fund	10,408,666.62	62,282.98	2,039,718.63	10,431,256.84	N/A	N/A	N/A	N/A
Treasury & Agency Fund	4,395,174.63	17,374.45	N/A	13,469,016.09	N/A	N/A	N/A	N/A

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Fund Name	Morgan	Agency	Class B	Class C	Capital	Direct	Eagle
Liquid Assets Money Market Fund	2,265,091,554.19	62,727,838.49	2,222,364.08	613,047,394.41	4,610,305,473.76	N/A	N/A
Michigan Municipal Money Market Fund	5,756,814.56	N/A	N/A	N/A	N/A	N/A	N/A
Municipal Money Market Fund	333,218,223.94	38,270,146.24	N/A	N/A	N/A	N/A	N/A
Ohio Municipal Money Market Fund	14,542,347.25	N/A	N/A	N/A	N/A	N/A	N/A
U.S. Government Money Market Fund	2,232,868,538.56	7,556,785,560.20	N/A	N/A	29,367,035,667.56	328,194,353.96	1,797,306,397.99
U.S. Treasury Plus Money Market Fund	588,508,247.03	2,470,185,970.57	142,242.91	141,153,347.59	N/A	1,528,613,605.03	100,000.76

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Fund Name	E*TRADE	IM	Institutional Class	Investor	Premier	Reserve	Service
Liquid Assets Money Market Fund	6,269,778,994.35	N/A	3,544,677,979.75	787,551,273.34	78,448,321.48	176,704,104.79	118,143,118.23
Michigan Municipal Money Market Fund	N/A	N/A	N/A	N/A	32,084,475.30	81,506,573.90	N/A
Municipal Money Market Fund	2,002,627,424.45	N/A	189,135,628.39	N/A	40,812,010.63	31,526,945.94	236,878,016.51
Ohio Municipal Money Market Fund	N/A	N/A	N/A	N/A	2,721,413.63	21,819,951.39	16,034,003.60
U.S. Government Money Market Fund	N/A	572,190,863.76	7,397,499,931.54	3,519,118,938.24	3,570,392,258.41	46,959,935.91	899,682,091.14
U.S. Treasury Plus Money Market Fund	N/A	1,984,651,454.48	6,828,765,215.40	228,243,004.57	489,129,998.90	952,036,306.87	100,013.72

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FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit C.

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EXHIBIT A

JPMORGAN FUNDS

GOVERNANCE COMMITTEE CHARTER

(As Amended February 16, 2012)

ORGANIZATION

There shall be a committee of the Boards of Trustees* (the “Boards”) of the JPMorgan Funds, including the Pacholder High Yield Fund, Inc., (the “Funds”) to be known as the Governance Committee (the “Committee”). With respect to the Pacholder High Yield Fund, Inc., the Governance Committee shall function as the Nominating Committee and Compensation Committee for purposes of Sections 804 and 805 of the NYSE Amex Company Guide. The Committee shall be composed solely of Trustees who are not “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended, and who are independent as defined in the NYSE Amex Company Guide 803A and satisfy the requirements of NYSE Amex Company Guide 803B(2) (“Independent Trustees”). The Chairman of the Boards shall determine the number of Committee members, shall nominate the members of the Committee and shall appoint the Chairperson of the Committee, subject to the approval of the full Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Boards. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

RESPONSIBILITIES

The duties of the Committee are:

•

to select and nominate persons for election or appointment as Trustees including Independent Trustees and Trustees who are interested persons of the Funds (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards, (iii) for election by the Funds’ shareholders at meetings called for the election of Trustees, including the Pacholder High Yield Fund, Inc.’s annual meeting, and (iv) for election by holders of preferred shares of the Pacholder High Yield Fund, Inc. voting as a separate class;

•	to review from time to time the compensation payable to the Trustees and to make recommendations to the Boards with respect thereto;

•	to establish Trustee expense policies;

•	to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

•	to consider and recommend the appointment or removal of the Funds’ Senior Officer;

•	to consider and approve the compensation of the Funds’ Senior Officer;

•	to approve the retention and compensation of consultants, experts or staff as may be reasonably necessary to assist the Senior Officer in the performance of his or her duties;

•	to receive compliance reports from the Funds’ Senior Officer at regular meetings of the Committee and, as necessary, between meetings of the Boards;

*	The term “Board of Trustees” also refers to “Board of Directors” and the term “Trustee” also refers to “Director”.

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•	to select independent legal counsel to the Independent Trustees and recommend the retention of such counsel to the Independent Trustees;

•	to select legal counsel to the Funds and recommend the retention of such counsel to the Board of Trustees and to provide ongoing monitoring of counsel’s fees;

•	to consult with independent counsel for the Independent Trustees so that the Committee may be apprised of regulatory developments affecting governance issues;

•	to oversee and report to the Boards on the risk management processes for the Funds;

•	to oversee on going civil litigation affecting the Funds, the Adviser or the Board of Trustees;

•	to oversee regulatory issues or deficiencies affecting the Funds (except with respect to financial matters considered by the Audit Committee);

•	to establish and revise, as appropriate, a Trustee Investment Policy concerning Trustee investments in the Funds;

•	to oversee and review matters with respect to service providers to the Funds (except with respect to auditors);

•	to review from time to time shareholder correspondence to the Boards; and

•	to select and recommend continuing education and industry seminars; and

•	to review and act upon such other matters as are referred to the Committee by the Boards.

NOMINATION OF TRUSTEES

After a determination by the Committee that a person should be nominated as an additional Trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a Trustee position on any of the Boards, the Committee shall nominate a person for appointment by a majority of the members of the Boards to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing Trustees, the Committee shall nominate one or more persons for election as Trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as a Trustee should include (but need not be limited to):

•

upon advice of independent legal counsel to the Boards, whether or not a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Funds;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;

•

the contribution which the person can make to the Boards and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Boards; and

•	consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), the Committee may consider recommendations from management in its evaluation process as it deems appropriate.

The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

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As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as an Independent Trustee.

REVIEW OF COMPENSATION

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other Trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the Independent Trustees and such other Trustees and the time required to perform these duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, expense reimbursement policies and policies for the Independent Trustees and such other Trustees, and shall monitor any and all such policies and deferred compensation plans.

EVALUATION FACTOR

The Committee shall consider, be responsible for and implement any periodic self-evaluation process of the Boards and all committees of the Boards.

SELECTION OF COUNSEL

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and shall recommend such counsel to the Independent Trustees. In making such selection the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain continued independence.

SHAREHOLDER COMMUNICATIONS

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards or specific members of such Boards will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Trust’s Secretary, at 270 Park Avenue, New York, New York 10017 in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other Trustees will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

REVIEW OF COMMITTEE AND CHARTER

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

MAINTENANCE OF CHARTER

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

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EXHIBIT B

CURRENT EXECUTIVE OFFICERS OF THE TRUST

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

The Trust’s officers are compensated by advisory affiliates of JPMorgan Chase & Co. for services rendered to the Trust. The Officers of the Trust receive no direct remuneration from the Funds except the Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to JPMFM for a portion of the fees associated with the Office of the Chief Compliance Officer.

Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Robert L. Young[1] (1963)	President and Principal Executive Officer (2013)	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964)	Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964)	Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953)	Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962)	AML Compliance Officer (2012)	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin[1] (1964)	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio[1] (1962)	Assistant Secretary (2005)]	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975)	Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

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Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Carmine Lekstutis (1980)	Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980)	Assistant Secretary (2010	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase 2010 until February 2014; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971)	Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969)	Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963)	Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970)	Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971)[1]	Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969)	Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007–2009).

[1]	Address is 460 Polaris Parkway, Westerville, OH 43082

2

EXHIBIT C

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of March 21, 2014, the following persons were the owners of more than 5% of the outstanding shares of the following class of shares of the following Funds. Shareholders indicated with an (*) below are a subsidiary or affiliate of JPMorgan Chase & Co. Shareholders indicated with an (**) below holding greater than 25% or more of a Fund are “controlling persons” under the 1940 Act.

Fund	Shareholder and Address	Percentage Held
JPM ARIZONA MUNICIPAL BOND FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	81.15%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.50%

B SHARES	FIRST CLEARING LLC** SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	62.18%

	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	32.54%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	84.72%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.99%

Fund	Shareholder and Address	Percentage Held

SELECT SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	43.86%

	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	37.15%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.58%
JPM CORE BOND FUND

A SHARES	NATIONAL FINANCIAL SERVICES** LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	32.19%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	17.35%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	12.44%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	69.15%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.88%

Fund	Shareholder and Address	Percentage Held

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	56.45%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.73%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.97%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.20%

R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	31.96%

	STATE STREET BANK & TRUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	12.88%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	7.38%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	5.42%

	JPMORGAN CHASE TTEE FBO* RAYMOUR FURNITURE CO INC 401 & PSP 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.35%

	NABANK & CO. PO BOX 2180 TULSA OK 74101-2180	5.19%

Fund	Shareholder and Address	Percentage Held

R5 SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	24.81%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	9.70%

	WELLS FARGO BANK FBO JARDEN CORP SAV & RET PLAN 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	8.12%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.84%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	6.11%

R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.12%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.42%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.97%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.70%

Fund	Shareholder and Address	Percentage Held

	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	6.50%

	JPMORGAN CHASE 401(K) SAVINGS* PLAN ATTN STEPHEN D RYAN 3 CHASE METROTECH CTR FL 5 BROOKLYN NY 11245-0001	5.49%

SELECT SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	16.95%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	14.74%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	12.62%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	8.74%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.75%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.14%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.64%

Fund	Shareholder and Address	Percentage Held

JPM CORE PLUS BOND FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	53.99%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	12.02%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	69.82%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.74%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.66%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	82.82%

INSTITUTIONAL SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	75.89%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	9.13%

Fund	Shareholder and Address	Percentage Held

R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN** FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	44.06%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	15.21%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	14.67%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	9.28%

R6 SHARES	WELLS FARGO BANK NA FBO** MULTICARE HEALTH JP MORGAN FIXED PO BOX 1533 MINNEAPOLIS MN 55480-1533	39.45%

	JPMIM AS AGENT FOR*,** JPMORGAN ACCESS BALANCED FUND ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 # NY1-I040 JERSEY CITY NJ 07310-1617	30.47%

	JPMIM AS AGENT FOR* JPMORGAN ACCESS GROWTH FUND ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 JERSEY CITY NJ 07310-1617	10.74%

	STEVE JASPER TTEE MAY LONG-TERM DISABILITY PLAN TRUST 7 W 7TH ST CINCINNATI OH 45202-2424	5.71%

SELECT SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	41.97%

Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	35.95%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.12%

JPM EQUITY INCOME FUND

A SHARES	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	14.60%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	14.25%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	10.06%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.82%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6.45%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	35.88%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	11.39%

Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	8.01%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7.44%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.15%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	25.43%

	MLPF&S 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	16.87%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.82%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	9.71%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.24%

R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	20.84%

	RELIANCE TRUST COMPANY FBO CALLAHAN CHEM PO BOX 48529 ATLANTA GA 30362-1529	10.20%

Fund	Shareholder and Address	Percentage Held

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	8.40%

	STATE STREET BANK & TRUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	8.20%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.80%

	PRINCIPAL TRUST CO FBO BLUE TEE CORP ESOP ATTN SUSAN SAGGIONE 1013 CENTRE RD WILMINGTON DE 19805-1265	6.00%

	CBNA CUST FBO FRINGE BENEFITS DESIGN RETIREMENT P 6 RHOADS DR STE 7 UTICA NY 13502-6317	5.03%

R5 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	29.35%

	JPMORGAN CHASE TTEE FBO* IOWA HEALTH SYSTEM SECTION 401K RET PLAN SAVINGS 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	22.62%

	NFS LLC FBO TRANSAMERICA LIFE INS CO 1150 S OLIVE ST LOS ANGELES CA 90015-2211	8.72%

	ICMA RETIREMENT CORP 777 N CAPITOL ST NE STE 600 WASHINGTON DC 20002-4240	6.93%

Fund	Shareholder and Address	Percentage Held

R6 SHARES	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	10.56%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	10.43%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	8.11%

	ING LIFE INS AND ANNUITY CO ATTN TREASURY DEPT 5780 POWERS FERRY RD NW ATLANTA GA 30327-4347	7.13%

	NFS LLC FBO NORTHERN TRUST CO PO BOX 92956 CHICAGO IL 60675-2956	6.28%

	TD AMERITRADE TRUST CO ATTN HOUSE PO BOX 17748 DENVER CO 80217-0748	5.94%

	NFS LLC FBO US BANK NATIONAL ASSOCIATION 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	5.68%

	JPMORGAN CHASE BANK NA* DTE ENERGY COMPANY MASTER PLAN TR 1 BEACON ST FL 20 BOSTON MA 02108-3106	5.63%

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	40.40%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.65%

Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.13%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.34%

JPM EQUITY INDEX FUND

A SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	23.04%

	JPMORGAN CHASE BANK NA* JPM HEALTH SAVINGS ACCT PROGRAM ATTN JAMES K BARTLEY 3 METROTECH CTR FL 5 BROOKLYN NY 11201-8401	5.00%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	59.44%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.60%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	34.72%

	MERRILL LYNCH PIERCE FENNER** & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	25.95%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.79%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	6.50%

Fund	Shareholder and Address	Percentage Held

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	5.00%

SELECT SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	14.87%

	JPMORGAN RETIREMENT PLAN* SERV CUST TEXAS HEALTH RESOURCES TTEE FBO TEXAS HEALTH 401(K) RET TRUST 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	10.41%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	9.87%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.92%

JPM GOVERNMENT BOND FUND

A SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	37.45%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	9.98%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	61.84%

	MLPF&S 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	18.61%

Fund	Shareholder and Address	Percentage Held

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	62.51%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	19.58%

R2 SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	42.44%

	STATE STREET BANK & TRUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	14.86%

	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	12.23%

	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.39%

SELECT SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	22.34%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	16.74%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.11%

Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	8.12%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.71%

	PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 767 MGM RESORTS 401K SAVINGS PLAN 4886 FRANK SINATRA DR LAS VEGAS NV 89158-4316	6.66%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.41%

JPM HIGH YIELD FUND

A SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	16.57%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	13.33%

	GENWORTH FINANCIAL TRUST CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	10.66%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.14%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.13%

Fund	Shareholder and Address	Percentage Held

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.66%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.07%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	34.73%

	FIRST CLEARING LLC** SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	32.11%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.45%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.22%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	35.22%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.85%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.28%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.26%

Fund	Shareholder and Address	Percentage Held

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.19%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.16%

R2 SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	20.51%

	NFS LLC FEBO RELIANCE TRUST CO TTEE/CUST FOR TRS FBO VARIOUS RET PLANS 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211	17.76%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	12.69%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.26%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.60%

R5 SHARES	JPMORGAN CHASE TTEE FBO* REPUBLIC NATIONAL 401K PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	9.96%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	9.21%

	JPMORGAN CHASE TTEE FBO* HUHTAMAKI LONG TERM SAVINGS & INVESTMENT PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	8.85%

Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.80%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	7.66%

	JPMORGAN CHASE AS TRUSTEE* FBO CUSHMAN & WAKEFIELD 401(K) RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	6.91%

	NFS LLC FBO ALLIANCE CAPITAL MANAGEMENT LP 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105-0302	5.76%

R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.40%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	10.03%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.85%

	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	7.60%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.39%

Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.80%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.79%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	5.73%

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	25.35%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	18.34%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	15.12%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.52%

JPM INTERNATIONAL EQUITY INDEX FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	57.33%

Fund	Shareholder and Address	Percentage Held

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	79.67%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	76.26%

R2 SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	69.73%

SELECT SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	27.05%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	18.97%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.48%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.40%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	12.10%

Fund	Shareholder and Address	Percentage Held

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	5.26%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.18%

JPM INTREPID MID CAP FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	63.40%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	69.22%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	59.70%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.37%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.42%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.64%

Fund	Shareholder and Address	Percentage Held

SELECT SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	32.41%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	24.87%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.06%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.47%

JPM INVESTOR BALANCED FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	86.14%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	86.42%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	88.35%

Fund	Shareholder and Address	Percentage Held

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	61.34%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	8.67%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.07%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.08%

JPM INVESTOR CONSERVATIVE GROWTH FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	89.99%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	90.76%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	94.89%

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	53.43%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.06%

Fund	Shareholder and Address	Percentage Held

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	6.70%

JPM INVESTOR GROWTH FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	76.03%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	76.51%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	57.58%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.47%

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	69.38%

	SEI PRIVATE TRUST CO C/O ID 370 1 FREEDOM VALLEY DR OAKS PA 19456-9989	6.08%

JPM INVESTOR GROWTH & INCOME FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	81.11%

Fund	Shareholder and Address	Percentage Held

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	81.23%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	70.34%

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	48.79%

	BRICS & CO*,** C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	30.11%

JPM LARGE CAP GROWTH FUND

A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	32.72%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.44%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.17%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.53%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.47%

Fund	Shareholder and Address	Percentage Held

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	41.58%

C SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	34.06%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	12.97%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.65%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.37%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.27%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.32%

R2 SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	19.43%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	17.55%

Fund	Shareholder and Address	Percentage Held

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	9.94%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	9.32%

R5 SHARES	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	20.17%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	10.65%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.13%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	9.65%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	7.09%

R6 SHARES	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	19.67%

Fund	Shareholder and Address	Percentage Held

	MAC & CO ATTN AON HEWITT & LINDA BLACK MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	10.17%

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	31.66%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	17.13%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 9LM50 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.21%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.32%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.05%

JPM LARGE CAP VALUE FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	25.80%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.12%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	47.78%

Fund	Shareholder and Address	Percentage Held

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.83%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.40%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.02%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.70%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	33.00%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	12.19%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.09%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.77%

R2 SHARES	MG TRUST COMPANY CUST. FBO** AAA HEATING & SHEET METAL, INC 717 17TH ST STE 1300 DENVER CO 80202-3304	35.99%

	JP MORGAN INVESTMENT MGMT*,** ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	35.87%

Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	17.00%

R5 SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	31.91%

	JPMORGAN CHASE TTEE FBO*,** KEARFOTT CORP DEFERRED SAVIN & PSP 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	29.33%

	JPMORGAN CHASE TTEE FBO* TITAN TIRE OF FREEPORT EMPLOYEE SAVINGS PLAN BARGAINING UNIT EMPLOYEES 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	8.57%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.55%

R6 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	78.85%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	20.62%

SELECT SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	36.22%

Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	28.42%

	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	26.91%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.73%

JPM LIMITED DURATION BOND FUND

A SHARES	NATIONAL FINANCIAL SERVICES** LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	41.18%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	16.08%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.85%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.78%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	60.78%

Fund	Shareholder and Address	Percentage Held

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	21.09%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.83%

C SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.95%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	14.99%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.37%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9.31%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.66%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.81%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.71%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.10%

Fund	Shareholder and Address	Percentage Held

R6 SHARES	BMO HARRIS BANK NA TTEE FBO** FISHER-TITUS CENTER RET PLAN C/O BMO HARRIS BANK NA ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	32.09%

	BRICS & CO*,** C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	30.91%

	BMO HARRIS BANK NA FBO E&H FAMILY GROUP INC EMPLOYEE PENS PLAN & TRUST C/O BMO HARRIS BANK NA ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	17.43%

	TD AMERITRADE TRUST CO PO BOX 17748 DENVER CO 80217-0748	5.77%

	GREAT-WEST TRUST CO LLC FBO PUTNAM FBO RECORDKEEPING FOR VARIOUS BENEF 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.42%

SELECT SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	46.38%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	21.44%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.42%

	JPMORGAN CHASE BANK* N.A. FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	5.55%

Fund	Shareholder and Address	Percentage Held

JPM LIQUID ASSETS MONEY MKT FUND

AGENCY SHARES	MANAGERS INVESTMENT GROUP LLC 760 MOORE RD KNG OF PRUSSA PA 19406-1212	53.37%

	WSS EOD REGULAR SWEEP OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	27.05%

	MANFRA TORDELLA & BROOKES INC 50 WEST 47TH STREET SUITE 310 NEW YORK NY 10036-8621	7.97%

	PEKO PRECISION PRODUCTS, INC. 1400 EMERSON ST ROCHESTER NY 14606-3093	5.70%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	5.64%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	70.90%

CAPITAL SHARES	TOYOTA MOTOR CREDIT CO 19001 SOUTH WESTERN AVE TMIS INSURANCE GROUP NF22 TORRANCE CA 90501-1196	16.05%

	YACKTMAN FUND ATTN DONALD S RUMERY C/O MANAGERS INVESTMENT GROUP 800 CONNECTICUT AVE NORWALK CT 06854-1631	14.97%

	YACKTMAN FOCUSED FUND ATTN: DONALD S RUMERY C/O MANAGERS INVESTMENT GROUP 800 CONNECTICUT AVE NORWALK CT 06854-1631	12.69%

	MARIL & CO FBO BANK 98 ATTN ACM DEPARTMENT 11270 WEST PARK PLACE MILWAUKEE WI 53224-3623	10.06%

Fund	Shareholder and Address	Percentage Held

	CHENIERE ENERGY PARTNERS LP CONTROLLER 700 MILAM STREET SUITE 800 HOUSTON TX 77002-2835	6.04%

C SHARES	INGALLS & SNYDER LLC AS** AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: JOSEPH DIBUONO 61 BROADWAY NEW YORK NY 10006-2701	95.96%

ETRADE SHARES	E TRADE CLEAR LLC AS AGE** FOR THE EX BEN OF ITS DEP CUST FOR THEM&OTH ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

INSTITUTIONAL SHARES	WSS RESTRICTED SWEEP OMNIBUS** ACCT 10410 HIGHLAND MANOR DR 3RD FLOOR TAMPA FL 33610-9128	87.14%

	WSS SWEEP OMNIBUS 10410 HIGHLAND MANOR DR FLOOR 3 TAMPA FL 33610-9128	5.12%

INVESTOR SHARES	JP MORGAN CLEARING CORP*,** ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	86.99%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	6.10%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	5.24%

MORGAN SHARES	JP MORGAN CLEARING CORP*,** ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	84.96%

Fund	Shareholder and Address	Percentage Held

PREMIER SHARES	BRICS & CO*,** C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	48.30%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	21.89%

	BNYM IS TRUST CO FBO WRAP CLIENTS 760 MOORE RD KNG OF PRUSSA PA 19406-1212	12.65%

	WSS EOD REGULAR SWEEP OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	8.24%

RESERVE SHARES	JPMORGAN CHASE BANK*,** 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	31.07%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	16.38%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	12.73%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	12.65%

SERVICE SHARES	BEAR STEARNS SECURITIES CORP*,** ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	34.21%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	18.44%

	JPMORGAN CHASE BANK* 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	12.85%

Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	9.99%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	5.78%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	5.75%

JPM MARKET EXPANSION ENHANCED INDEX FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	25.00%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	12.69%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.04%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	49.41%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.47%

C SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.33%

Fund	Shareholder and Address	Percentage Held

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	15.12%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.40%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.03%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.91%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.66%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.53%

R2 SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	35.34%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	21.11%

	COUNSEL TRUST DBA MATC FBO ROMAN CATHOLIC DIOCESE OF BROOKLYN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.17%

	RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	6.28%

Fund	Shareholder and Address	Percentage Held

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	52.73%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.20%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.56%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.41%

JPM MICHIGAN MUNICIPAL BOND FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	72.56%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.31%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	68.71%

	OPPENHEIMER & CO INC. FBO YOLANDE E DURECKI SUCC TTEE ARNOLD P DURECKI TRUST 14018 BASILISCO CHASE DR SHELBY TWP MI 48315-4251	14.37%

Fund	Shareholder and Address	Percentage Held

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6.36%

	OPPENHEIMER & CO INC. FBO ELEANOR L BRANDT TRUSTEE ELEANOR L BRANDT TRUST 6985 TALON BAY DR NORTH PORT FL 34287-2198	6.28%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	80.59%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.28%

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	48.93%

	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	35.07%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.64%

JPM MICHIGAN MUNICIPAL MONEY MKT FUND

MORGAN SHARES	JP MORGAN CLEARING CORP*,** ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	83.71%

Fund	Shareholder and Address	Percentage Held

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	9.35%

PREMIER SHARES	REICH & TANG SERVICES INC** FBO VARIOUS CUSTOMERS ATTN CHRIS GILL 1411 BROADWAY RM 2800 FL 28 NEW YORK NY 10018-3450	85.40%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	12.94%

RESERVE SHARES	LPL FINANCIAL LLC AS AGENT** FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	90.60%

	MBSC SECURITIES CORPORATION ATTN TIM BARRETT 144 GLENN CURTISS BLVD EAST TOWER 8TH FLOOR UNIONDALE NY 11556	8.09%

JPM MID CAP GROWTH FUND

A SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	18.06%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.73%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	40.01%

Fund	Shareholder and Address	Percentage Held

C SHARES	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	18.07%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	16.36%

	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	14.86%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.29%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.18%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.01%

R2 SHARES	CBNA CUST FBO** FRINGE BENEFITS DESIGNS RETIREMENT 6 RHOADS DR STE 7 UTICA NY 13502-6317	42.92%

	MG TRUST CO CUST FBO BULK SYSTEMS & SERVICES INC 717 17TH ST STE 1300 DENVER CO 80202-3304	8.85%

	MG TRUST COMPANY CUST. FBO SEATREPID LOUISIANA, L.L.C. 717 17TH ST STE 1300 DENVER CO 80202-3304	8.64%

	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	8.07%

Fund	Shareholder and Address	Percentage Held

	FIDELITY INVESTMENT INST OPERATIONS CO INC AS AGENT FOR FBO NMR 401(K) PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	7.57%

	MG TRUST CO CUST FBO AIR CONTROL 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	5.78%

R5 SHARES	JPMORGAN CHASE TTEE FBO*,** CROWN EQUIPMENT CORP 401K RET PLAN SAVINGS 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	45.30%

	JPMORGAN CHASE TTEE FBO* VIASAT INC 401K PS 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	13.69%

	JPMORGAN CHASE TTEE FBO* HAPAG-LLOYD AMERICA INC SAVINGS & INVESTMENT PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	13.63%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	9.74%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	9.35%

	GREAT-WEST TRUST CO LLC FBO PUTNAM FBO RECORDKEEPING FOR VARIOUS BENEF 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	7.66%

R6 SHARES	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	26.46%

Fund	Shareholder and Address	Percentage Held

	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	23.20%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	23.06%

	TD AMERITRADE TRUST CO ATTN HOUSE PO BOX 17748 DENVER CO 80217-0748	10.61%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	9.59%

SELECT SHARES	JPMORGAN CHASE 401(K)*,** SAVINGS PLAN ATTN STEPHEN RYAN 3 CHASE METROTECH CTR FL 5 BROOKLYN NY 11245-0001	47.97%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	13.11%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.50%

JPM MORTGAGE-BACKED SECURITIES FUND

A SHARES	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	24.15%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.21%

Fund	Shareholder and Address	Percentage Held

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	12.09%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	11.69%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.89%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.87%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.37%

C SHARES	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	15.83%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	12.12%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.74%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11.02%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	9.43%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	8.51%

Fund	Shareholder and Address	Percentage Held

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.91%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.76%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.58%

R6 SHARES	JPMIM AS AGENT FBO NORTHERN* TRUST AS TRUSTEE FOR ADVOCATE HEALTHCARE NETWORK ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0004	8.99%

	JPMIM AS AGENT FOR* HOSPITAL SISTERS OF ST FRANCIS ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	8.94%

	SAXON AND CO POBOX 7780-1888 PHILADELPHIA PA 19182-0001	8.01%

	JPMIM AS AGENT FOR* NORTH DAKOTA BOARD OF UNIVERSITY AND SCHOOL LANDS ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	7.71%

	JPMIM AS AGENT FOR* CATHOLIC HEALTH EAST PENSION INVESTMENT PROGRAM ATTN: AMANDA COALE 500 STANTON CHRISTIANA RD OPS3 FL2 NEWARK DE 19713-2105	6.10%

	JPMIM AS AGENT FOR* HALLMARK CARDS INC ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-2470 NEWARK DE 19713-2105	5.92%

Fund	Shareholder and Address	Percentage Held

SELECT SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	16.95%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	14.77%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.99%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	10.01%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	7.15%

	MARIL & CO FBO JD C/O MARSHALL & ILSLEY TRUST CO NA 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	5.22%

JPM MULTI CAP MKT NEUTRAL FUND

A SHARES	UBS WM USA** OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	29.24%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	9.86%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	8.94%

Fund	Shareholder and Address	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.89%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.95%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.21%

B SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	21.23%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	20.18%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS SEC# 9H4L5 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	18.29%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	10.49%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.61%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.99%

Fund	Shareholder and Address	Percentage Held

C SHARES	MERRILL LYNCH PIERCE** FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	29.00%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	14.62%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	13.65%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	7.83%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.20%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.56%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.28%

SELECT SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	36.99%

	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	33.42%

Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	20.61%

JPM MUNICIPAL INCOME FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	72.11%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.18%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	55.20%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	21.01%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13.95%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	54.32%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	11.74%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.51%

Fund	Shareholder and Address	Percentage Held

	CITIGROUP GLOBAL MARKETS INC CUST FBO MICHAEL PAGLIA AND HELEN PAGLIA JT TEN 388 GREENWICH ST NEW YORK NY 10013-2375	6.07%

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	87.81%

JPM MUNICIPAL MONEY MKT FUND

AGENCY SHARES	WSS EOD REGULAR SWEEP** OMNIBUS ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	64.12%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	16.07%

	ALLIED MACHINE AND ENGINEERING CORP ATTN DAVID TRIPLETT 120 DEEDS DR PO BOX 36 DOVER OH 44622-0036	10.08%

ETRADE SHARES	E TRADE CLEAR LLC AS AGE** FOR THE EX BEN OF ITS DEP CUST FOR THEM&OTH ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

INSTITUTIONAL SHARES	JP MORGAN CLEARING CORP*,** ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN NY 11201-3872	43.08%

	JP MORGAN CLEARING CORP* ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN NY 11201-3872	18.56%

	SAS IP INC 10 CAVENDISH CT LEBANON NH 03766-1441	16.38%

Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	12.38%

MORGAN SHARES	JP MORGAN CLEARING CORP*,** ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	93.16%

PREMIER SHARES	E TRADE CLEAR LLC AS AGE FOR** THE EX BEN OF ITS DEP CUST FOR THEM&OTH ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	31.98%

	LPL FINANCIAL LLC AS AGENT** FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	31.35%

	E.E. HOOD JR. & KAY T. HOOD JTWROS 11674 LAKE HOUSE COURT LOST TREE VILLAGE NORTH PALM BEACH FL 33408-3318	16.71%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	7.91%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	5.15%

RESERVE SHARES	JPMORGAN CHASE BANK*,** ATTN: TOM AVINO 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	39.22%

	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: JOSEPH DIBUONO 61 BROADWAY NEW YORK NY 10006-2701	16.14%

Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	13.37%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	9.39%

	JPMORGAN CHASE BANK* 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	7.86%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	6.70%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	5.83%

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT** FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	88.91%

	BEAR STEARNS SECURITIES CORP* ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	6.61%

JPM OHIO MUNICIPAL BOND FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	74.51%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.33%

Fund	Shareholder and Address	Percentage Held

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.24%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	63.79%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	13.31%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	12.19%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6.60%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	71.34%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.53%

SELECT SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	29.56%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	10.57%

Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.87%

JPM OHIO MUNICIPAL MONEY MKT FUND

MORGAN SHARES	JP MORGAN CLEARING CORP*,** ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	98.49%

PREMIER SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	48.55%

	J P MORGAN CLEARING CORP*,** 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	38.00%

	J P MORGAN CLEARING CORP* 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	8.50%

RESERVE SHARES	MBSC SECURITIES CORPORATION** ATTN TIM BARRETT 144 GLENN CURTISS BLVD EAST TOWER 8TH FLOOR UNIONDALE NY 11556	81.02%

	MBSC SECURITIES CORPORATION 144 GLEN CURTISS BLVD UNIONDALE NY 11556-3801	11.53%

	MBSC SECURITIES CORPORATION 144 GLEN CURTISS BLVD UNIONDALE NY 11556-3801	7.07%

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT** FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	100.00%

JPM SHORT DURATION BOND FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	29.22%

Fund	Shareholder and Address	Percentage Held

	BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	16.02%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8.28%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	7.61%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.35%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	38.97%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	18.09%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	15.16%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.44%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.96%

C SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	21.26%

Fund	Shareholder and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	16.19%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.28%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10.10%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.90%

R6 SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	42.51%

	MAC & CO MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	7.67%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	6.76%

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	47.47%

	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	25.93%

Fund	Shareholder and Address	Percentage Held

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	13.97%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5.60%

JPM SHORT-INTERMED MUNICIPAL BOND FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	52.09%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10.12%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	8.98%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.82%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.59%

B SHARES	AMERICAN ENTERPRISE** INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	31.46%

	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	28.94%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	24.77%

Fund	Shareholder and Address	Percentage Held

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	14.83%

C SHARES	MORGAN STANLEY SMITH** BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	25.61%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	20.10%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.12%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.11%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.81%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.71%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.00%

INSTITUTIONAL SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	85.31%

Fund	Shareholder and Address	Percentage Held

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	12.95%

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	75.99%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	6.02%

JPM SMALL CAP GROWTH FUND

A SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	10.22%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8.23%

	STATE STREET BANK & TRUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	7.65%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.87%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	5.48%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	34.58%

Fund	Shareholder and Address	Percentage Held

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	18.83%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.94%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6.92%

C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS SEC# 9EHT9 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	16.62%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	15.19%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13.56%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.92%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.36%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.67%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	6.44%

Fund	Shareholder and Address	Percentage Held

INSTITUTIONAL SHARES	CHARLES SCHWAB & CO INC** SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	36.40%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14.55%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.82%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	5.92%

R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	69.64%

	STATE STREET BANK & TRUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	15.48%

	MG TRUST COMPANY CUST. FBO WEGMAN, HESSLER AND VANDERBURG 401( 717 17TH ST STE 1300 DENVER CO 80202-3304	5.77%

R6 SHARES	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	18.78%

	VANGUARD FIDUCIARY TRUST CO JP MORGAN FUNDS ATTN OUTSIDE FUNDS PO BOX 2600 A-14 VALLEY FORGE PA 19482-2600	9.14%

Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.99%

	WELL FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	7.57%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.41%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.87%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.81%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.69%

SELECT SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14.77%

	WELLS FARGO BANK NA OMNIBUS ACCT FOR VARIOUS RET PLANS- 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	9.01%

Fund	Shareholder and Address	Percentage Held

	STATE STREET BANK & TRUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	8.30%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.08%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.05%

JPM SMALL CAP VALUE FUND

A SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.10%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.86%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.26%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	57.08%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.31%

Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.38%

C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	48.13%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	11.32%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.77%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.43%

R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	30.48%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	11.61%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	11.11%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 9PR43 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	8.64%

Fund	Shareholder and Address	Percentage Held

R5 SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	40.43%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	16.14%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	7.16%

	VANGUARD FIDUCIARY TRUST CUST JP MORGAN FUNDS PO BOX 2600 A-14 VALLEY FORGE PA 19482-2600	5.02%

R6 SHARES	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	12.29%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	10.06%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	7.60%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.20%

Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.40%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.85%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.78%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	5.77%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.33%

SELECT SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	19.55%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.39%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.89%

Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	9.50%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.25%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	7.20%

JPM TAX FREE BOND FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	49.78%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	8.12%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8.00%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.77%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	45.70%

	FIRST CLEARING LLC** SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	26.17%

Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	9.51%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.62%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.92%

C SHARES	JPMORGAN CLEARING CORP OMNIBUS*,** ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	71.63%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.34%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.05%

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	58.00%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	13.40%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	9.29%

Fund	Shareholder and Address	Percentage Held

JPM TREASURY & AGENCY FUND

A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	70.25%

B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	56.54%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	24.95%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	18.12%

SELECT SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	28.67%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.63%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.60%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	7.69%

Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* NEW YORK CITY DISTRICT COUNCIL OF CARPENTERS ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	5.88%

JPM US GOVERNMENT MONEY MKT FUND

AGENCY SHARES	WSS EOD REGULAR SWEEP** OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	75.42%

CAPITAL SHARES	WSS SWEEP OMNIBUS ACCOUNT** 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	28.49%

	MERRILL LYNCH PIERCE, FENNER & SMITH INC 200 N COLLEGE ST FL 3 NCI-004-03-06 CHARLOTTE NC 28202-2191	5.74%

	STATE STREET BANK & TRUST FBO CASH SWEEP CLIENTS ATTN CASH SWEEP SUPPORT- RICHARD LETHAM 1776 HERITAGE DR QUINCY MA 02171-2119	5.51%

	BANK OF AMERICA NA AS CUSTODIAN FOR DRIP OMNIBUS ATTN MONEY MARKET EXPRESS 135 S LASALLE ST MAILCODE IL 4-135-18-11 CHICAGO IL 60603-4177	5.41%

DIRECT SHARES	US BANK NA FBO SVB** ATTN MUTUAL FUNDS PO BOX 1787 MILWAUKEE WI 53201-1787	100.00%

EAGLE SHARES	EAGLE FUND SERVICES INC** FEBO ITS CUSTOMERS (SWEEP) ATTN MATT CALABRO PO BOX 33022 ST PETERSBURG FL 33733-8022	99.97%

IM SHARES	WSS SWEEP OMNIBUS ACCOUNT** 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	99.98%

INSTITUTIONAL SHARES	KINGSLEY & CO/JPM ASSET SWEEP** FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	38.39%

Fund	Shareholder and Address	Percentage Held

	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	20.56%

	CITIBANK NA AS AGENT FOR VARIOUS ATTN BARRY WINTER 388 GREENWICH ST 7TH FL NEW YORK NY 10013-2375	6.57%

	WSS SWEEP OMNIBUS 10410 HIGHLAND MANOR DR FLOOR 3 TAMPA FL 33610-9128	5.79%

INVESTOR SHARES	LPL FINANCIAL LLC** AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	100.00%

MORGAN SHARES	WSS EOD REGULAR SWEEP** OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	37.69%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	13.45%

	BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	11.29%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	6.03%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	5.20%

PREMIER SHARES	KINGSLEY & CO/JPM ASSET SWEEP*,** FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	71.74%

Fund	Shareholder and Address	Percentage Held

RESERVE SHARES	JPMORGAN CHASE BANK*,** 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	57.19%

	BEAR STEARNS SECURITIES CORP*,** ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	38.70%

SERVICE SHARES	BEAR STEARNS SECURITIES CORP*,** ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	77.41%

	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	21.17%

JPM US TREASURY PLUS MONEY MKT FUND

AGENCY SHARES	WSS EOD REGULAR SWEEP** OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	74.20%

	ACXIOM CORPORATION 1 INFORMATION WAY LITTLE ROCK AR 72202-2289	9.75%

	JPMORGAN CHASE BANK* 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	5.28%

B SHARES	STATE STREET BANK & TRUST COMPANY ANDERSEN FIRE PROTECTION INC NDFI S RITA D VANDERSYPEN 204 SUNSHINE DRIVE ALEXANDRIA LA 71303-3767	20.66%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	15.30%

	STATE STREET BANK & TRUST COMPANY ANDERSEN FIRE PROTECTION INC NDFI S ROBERT L VANDERSYPEN 204 SUNSHINE DRIVE ALEXANDRIA LA 71303-3767	14.31%

Fund	Shareholder and Address	Percentage Held

	STATE STREET BANK & TRUST COMPANY DATA ANALYSIS TECHNOLOGIES INC NDFI RONALD K MITCHUM 24956 PATRICK BRUSH RUN RD MARYSVILLE OH 43040-9264	10.78%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	8.54%

	STATE STREET BANK & TRUST CO CUST FOR THE SEP IRA OF TIMOTHY R SHAW 1025 W NIDO AVE MESA AZ 85210-7659	5.30%

C SHARES	INGALLS & SNYDER LLC** AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: JOSEPH DIBUONO 61 BROADWAY NEW YORK NY 10006-2701	98.28%

DIRECT SHARES	US BANK NA FBO SVB** ATTN MUTUAL FUNDS PO BOX 1787 MILWAUKEE WI 53201-1787	100.00%

EAGLE SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

IM SHARES	TITAN SWEEP OMNIBUS ACCT** 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	87.19%

	CUSTODIAL TRUST COMPANY ATTN: JUSTIN ALGOR 14201 DALLAS PKWY, FL 13 MAIL CODE TX1-J165 DALLAS TX 75254-2916	7.28%

INSTITUTIONAL SHARES	WSS SWEEP OMNIBUS ACCOUNT 10410 HIGHLAND MANOR DR 3RD FLOOR TAMPA FL 33610-9128	23.34%

Fund	Shareholder and Address	Percentage Held

	JPM COL/TSLINK OMNIBUS ACCOUNT 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	13.17%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	9.72%

	BAYTETRA & CO C/O STATE STREET CORPORATION 1200 CROWN COLONY DR QUINCY MA 02169-0938	7.03%

	PFIZER INC ATTN TREASURY OPERATIONS 235 E 42ND ST NEW YORK NY 10017-5703	5.32%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	5.14%

INVESTOR SHARES	HARE & CO** C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	74.07%

	WSS EOD REGULAR SWEEP OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	8.09%

MORGAN SHARES	FIDUCIARY TRUST REVENUE ATTN: BANK OPERATIONS 600 5TH AVE NEW YORK NY 10020-2302	24.05%

	WSS EOD REGULAR SWEEP OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	12.81%

	JPMORGAN CHASE BANK* 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	9.33%

Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	9.24%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	8.12%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	8.08%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	5.86%

PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	23.92%

	WSS EOD REGULAR SWEEP OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	18.44%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	18.42%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	17.23%

	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	8.84%

Fund	Shareholder and Address	Percentage Held

RESERVE SHARES	BEAR STEARNS SECURITIES CORP*,** ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	81.72%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	6.04%

SERVICE SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com/rsi or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 270 Park Avenue New York, NY 10017 on June 10, 2014

Please detach at perforation before mailing.

PROXY	JPMORGAN TRUST II	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 10, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints [Wendy Setnicka, Elisaida Poueriet ] and [Joseph Parascondola ], and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of JPMorgan Trust II (the “Trust”), to be held on June 10, 2014, at 11:00 a.m., Eastern Time, at the offices of the Trusts at 270 Park Avenue, New York, New York 10017, and at any adjournments thereof (each, a “Meeting”), all of the shares of each series of the Trusts which the undersigned would be entitled to vote if personally present. The undersigned hereby revokes any proxy previously given.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS ON THE REVERSE SIDE OF THIS CARD. In their discretion, the proxies are authorized to vote on any other matter properly brought before the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com/rsi VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	25469_033114-BK2

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 10, 2014

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/jpm-25469

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

JPMorgan Funds	JPMorgan Funds	JPMorgan Funds
Arizona Municipal Bond Fund	Core Bond Fund	Core Plus Bond Fund
Equity Income Fund	Equity Index Fund	Government Bond Fund
High Yield Fund	International Equity Index Fund	Intrepid Mid Cap Fund
Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund
Investor Growth & Income Fund	Large Cap Growth Fund	Large Cap Value Fund
Liquid Assets Money Market Fund	Limited Duration Bond Fund	Market Expansion Enhanced Index Fund
Michigan Municipal Bond Fund	Michigan Municipal Money Market fund	Mid Cap Growth Fund
Mortgage-Backed Securities Fund	Multi-Cap Market Neutral Fund	Municipal Income Fund
Municipal Money Market Fund	Ohio Municipal Bond Fund	Ohio Municipal Money Market Fund
Short Duration Bond Fund	Short-Intermediate Municipal Bond Fund	Small Cap Growth Fund
Small Cap Value Fund	Tax Free Bond Fund	Treasury & Agency Fund
U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

In their discretion, the proxies are authorized to vote, on any other business as may properly come before the Meeting or any adjournment or postponement thereof. No proposal is conditioned on approval of any other proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

1.	To elect the current thirteen (13) Trustees:							FOR	WITHHOLD	FOR ALL

01.	Dr. Matthew Goldstein	02.	John F. Finn	03.	Robert J. Higgins	04.	Peter C. Marshall	ALL	ALL	EXCEPT
05.	Mary E. Martinez	06.	Marilyn McCoy	07.	Mitchell M. Merin	08.	William G. Morton, Jr.	☐	☐	☐
09.	Dr. Robert A. Oden, Jr.	10.	Marian U. Pardo	11.	Frederick W. Ruebeck	12.	James J. Schonbachler
13.	Frankie D. Hughes

INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To change the investment objective of the JPMorgan Large Cap Growth Fund;
		FOR	AGAINST	ABSTAIN
	JPMorgan Large Cap Growth Fund	☐	☐	☐

3.	To change the investment objective of the JPMorgan Mid Cap Growth Fund;
		FOR	AGAINST	ABSTAIN
	JPMorgan Mid Cap Growth Fund	☐	☐	☐

4.	To change the investment objective of the JPMorgan Equity Income Fund;
		FOR	AGAINST	ABSTAIN
	JPMorgan Equity Income Fund	☐	☐	☐

5.	To change the investment objective of the JPMorgan Market Expansion Enhanced Index Fund;
		FOR	AGAINST	ABSTAIN
	JPMorgan Market Expansion Enhanced Index Fund	☐	☐	☐

6.	To change the investment objective of the JPMorgan International Equity Index Fund;
		FOR	AGAINST	ABSTAIN
	JPMorgan International Equity Index Fund	☐	☐	☐

7.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

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